BUSINESS CENTER LEASE

1. BASIC LEASE TERMS

      a.    DATE OF LEASE EXECUTION: February 12, 1996

      b.    TENANT: Intelligent Products Marketing, Inc.

            Trade Name: Same

            Address (Leased Premises): 7026 Koll Center Parkway, Suite 214
                               Pleasanton, California 94566 Building/Unit

            Address (For Notices): same

            C. LANDLORD: BERNAL AVENUE ASSOCIATES

            Address (For Notices): 7011 Koll Center Parkway, Suite 210
                                       Pleasanton, California 94566

            d. TENANT'S USE OF PREMISES: Storage

            e. PREMISES AREA: 550 rentable square feet

            f. PROJECT AREA: 133,920 square feet

            g. PREMISES PERCENT OF PROJECT: .4106%

            h. TERM OF LEASE: Commencement: April 1, 1996 Expiration: December
               8, 2001

                              Number of Months: 69

            BASE MONTHLY RENT: $ 385.00

            j. RENT ADJUSTMENT:
               (1) Step Increase. The provisions of section 4.b.(l) apply as follows:

                               Effective Date of             New Base
                               Rent Increase                 Monthly Rent

                                N/A    , 19__               $_________
                              ---------

                              _________, 19__               $_________

                              _________, 19__               $_________

                              _________  19__               $_________

            k. ANNUAL EXPENSE BASE:

               Expense Rate               $3.10 or Actual Expenses for 1997
                                          whichever is greater.

               Premises Area Square Feet  X 550

               Annual Expense Base        $1,705.00

            l. PREPAID RENT:              $0.00

            m. TOTAL SECURITY DEPOSIT $385.00, Including a $0.00 non-refundable cleaning fee.

            n. BROKER(S): N/A

            o. GUARANTORS: N/A

            p. ADDITIONAL SECTIONS:
               Additional sections of this lease numbered 28 through 32 are attached hereto and made a part hereof. If none, so state in the following space _____XXX_____.

            q. ADDITIONAL EXHIBITS:

               Additional exhibits lettered D through D-I are attached hereto and made a part hereof. If none, so state in the following space _____XXX_____.

2. PREMISES. Landlord leases to Tenant the Premises described in Section 1 and in Exhibit A (the "Premises"), located in this Project described on Exhibit B (the "Project"). Landlord reserves the right to modify Tenant's percentage of the Project as set forth in Section 1 if the Project size is increased through the development of additional property. By entry on the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition, subject to any additional work Landlord has agreed to do.

3. TERM. The term of this Lease is for the period set forth in Section 1, commencing on the date in Section 1. If Landlord, for any reason, cannot deliver possession of the Premises to Tenant upon commencement of the term, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting from such delay. In that event, however, there shall be a rent abatement covering the period between the commencement of the term and the time when Landlord delivers possession to Tenant, and all other terms and conditions of this Lease shall remain in full force and effect, provided, however, that if Landlord cannot deliver possession of the Premises to Tenant, this Lease shall be void. If a delay in possession is caused by Tenant's failure to perform any obligation in accordance with this Lease, the term shall commence as set forth in Section 1 and there shall be no reduction of rent between the commencement of the term and the time Tenant takes possession.

4. RENT.

      a. Base Rent. Tenant shall pay to Landlord monthly base rent in the initial amount in Section 1 which shall be payable monthly in advance on the first day of each and every calendar month ("Base Monthly Rent") provided, however, the first month's rent is due and payable upon execution of this Lease. If the term of this Lease contains any rental abatement period, Tenant hereby agrees that if Tenant breaches the Lease and/or abandons the Premises before the end of the Lease term, or if Tenant's right to possessions is terminated by Landlord because of Tenant's breach of the Lease, Landlord shall, at its option, (1) void the rental abatement period; and (2) recover from Tenant, in addition to any damages due Landlord under the terms and conditions of the Lease, rent prorated for the duration of the rental abatement period at a rental rate equivalent to the effective Base Monthly Rent.

      For purposes of Section 467 of the Internal Revenue Code, the parties to this Lease hereby agree to allocate the stated rents, provided herein, to the periods which correspond to the actual rent payments as provided under the terms and conditions of this agreement.

      b. Rent Adjustment.

            1) Step Increase. Base Monthly Rent shall be increased periodically to the amounts and at the times set forth in Section 1.j.

      c. Expenses. The purpose of this Section 4.c. is to ensure that Tenant bears a share of all Expenses related to the use, maintenance, ownership, repair or replacement, and insurance of the Project. Accordingly, beginning on the date Tenant takes possession of the Premises, Tenant shall pay to Landlord that portion of Tenant's share of Expenses related to the Project which is in excess of the Annual Expense Base shown in
      Section 1, or the Actual Expenses incurred in 1997, whichever is greater.

            1) Expenses Defined. The term "Expenses" shall mean all costs and expenses of the ownership, operation maintenance, repair or replacement, and insurance of the Project, including without limitation, the following costs:

                  (a) All supplies, materials, labor, equipment, and utilities used in or related to the operation and maintenance of the Project;

                  (b) All maintenance, management, janitorial, legal, accounting, insurance, and service agreement costs related to the Project;

                  (c) All maintenance, replacement and repair costs relating to the areas within or around the Project, including, without limitation, air conditioning systems, sidewalks, landscaping, service areas, driveways, parking areas (including resurfacing and restriping parking areas), walkways, building exteriors (including painting), signs and directories, repairing and replacing roofs, walls, etc. These costs may be included either based on actual expenditures or the use of an accounting reserve based on past cost experience for the Project.

                  (d) Amortization (along with reasonable financing charges) of capital improvements made to the Project which may be required by any government authority or which will improve the operating efficiency of the Project (provided, however, that the amount of such amortization for improvements not mandated by government authority shall not exceed in any year the amount of costs reasonably determined by Landlord in its sole discretion to have been saved by the expenditure either through the reduction or minimizations of increases which would have otherwise occurred).

                  (e) Real Property Taxes including all taxes, assessments (general and special) and other impositions or charges which may be taxed, charged, levied, assessed or imposed upon all or any portion of or in relation to the Project or any portion thereof, any leasehold estate in the Premises or measured by rent from the Premises, including any increase caused by the transfer, sale or encumbrance of the Project or any portion thereof. "Real Property Taxes" shall also include any form of assessment, levy, penalty, charge or tax (other than estate, inheritance, net income, or franchise taxes) imposed by any authority having a direct or indirect power to tax or charge, including, without limitation, any city, county, state, federal or any improvement or other district, whether such tax is (1) determined by the area of the Project or the rent or other sums payable under this Lease; (2) upon or with respect to any legal or equitable interest of Landlord in the Project or any part thereof; (3) upon this transaction or any document to which Tenant is a party creating a transfer in any interest in the Project; (4) in lieu of or as a direct substitute in whole or in part of or in addition to any real property taxes on the Project; (5) based on any parking spaces or parking facilities provided in the Project; or (6) in consideration for services, such as police protection, fire protection, street, sidewalk and roadway maintenance, refuse removal or other services that may be provided by any governmental or quasi-governmental agency from time to time which were formerly provided without charge or with less charge to property owners or occupants.

      2) Annual Estimate of Expenses. When Tenant takes possession of the Premises, Landlord shall estimate Tenant's portion of Expenses for the remainder of the calendar year based on the Tenant's portion of the Project Area set forth in Section 1. At the commencement of each calendar year thereafter, Landlord shall estimate Tenant's portion of Expenses for the coming year based on the Tenant's portion of the Project Area set forth in Section 1.

      3) Monthly Payment of Expenses. If Tenant's portion of said estimate of Expenses shows an increase for the remainder of the calendar year over the Annual Expense Base, as set forth in Section 1, Tenant shall pay to Landlord, as additional rent, such estimated increase in monthly installments of one-twelfth (1/12) beginning on the date Tenant takes possession of the Premises. If Tenant's portion of said estimate of Expenses shows an increase for subsequent calendar years over the Annual Expense Base, as set forth in Section 1, Tenant shall pay Landlord, as additional rent, such estimated increase in monthly installments of one-twelfth (1/12) beginning on January 1 of the forthcoming calendar year, and one-twelfth (1/12) on the first day of each succeeding calendar month. As soon as practical following each calendar year, Landlord shall prepare an accounting of actual Expenses incurred during the prior calendar year and such accounting shall reflect Tenant's share of Expenses. If the additional rent paid by Tenant under this Section 4.c.3 during the preceding calendar year was less than the actual amount of Tenant's share of Expenses, Landlord shall so notify Tenant and Tenant shall pay such amount to Landlord within thirty (30) days of receipt of such notice. Such amount shall be deemed to have accrued during the prior calendar year and shall be due and payable from Tenant even though the term of this Lease has expired or this Lease has been terminated prior to Tenant's receipt of this notice. Tenant shall have thirty (30) days from receipt of such notice to contest the amount due; failure to so notify Landlord shall represent final determination of Tenant's share of expenses. If Tenant's payments were greater than the actual amount, then such overpayment shall be credited by Landlord to all present rent due under this Section 4.c.3.

d. Rent Without Offset and Late Charge. All rent shall be paid by Tenant to Landlord monthly in advance on the first day of every calendar month, at the address shown in Section 1, or such other place as Landlord may designate in writing from time to time. All rent shall be paid without prior demand or notice without any deduction or offset whatsoever. All rent shall be paid in lawful currency of the United States of America. All rent due for any partial month shall be prorated at the rate calculated by dividing the number of days for which rent is due by the actual number of days in the month and multiplied by the applicable monthly rate. Tenant acknowledges that late payment by Tenant to Landlord or any rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such cost being extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Premises. Therefore, if any rent or other sum due from Tenant is not received by the eleventh of each month, Tenant shall pay to Landlord an additional sum equal to 10% of such overdue payment. Landlord and Tenant hereby agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any such late payment and that the late charge is in addition to any and all remedies available to the Landlord and that the assessment and/or collection of the late charge shall not be deemed a waiver of any other default. Additionally, all such delinquent rent or other sums, plus this late charge, shall bear interest at the then maximum lawful rate permitted to be charged by Landlord. Any payments of any kind returned for insufficient funds will be subject to an additional handling charge of $25.00, and thereafter, Landlord may require Tenant to pay all future payments of rent or other sums due by money order or cashier's check.

5. PREPAID RENT. Upon the execution of this Lease, Tenant shall pay to Landlord the prepaid rent set forth in Section 1, and if Tenant is not in default of any provisions of this Lease, such prepaid rent shall be applied toward the rent due to the last month of the term. Landlord's obligations with respect to the prepaid rent are those of a debtor and not of a trustee, and Landlord can commingle the prepaid rent with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the prepaid rent. Landlord shall be entitled to immediately endorse and cash Tenant's prepaid rent; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said prepaid rent.

6. DEPOSIT. Upon execution of this Lease, Tenant shall deposit the security deposit set forth in Section 1 with Landlord, in part as security for the performance by Tenant of the provisions of this Lease and in part as a cleaning fee. If Tenant is in default, Landlord can use the security deposit or any portion of it to cure the default or to compensate Landlord for any damages sustained by Landlord resulting from Tenant's default. Upon demand, Tenant shall immediately pay to Landlord a sum equal to the portion of the security deposit expended or applied by Landlord to maintain the security deposit in the amount initially deposited with Landlord. In no event with Tenant have the right to apply any part of the security deposit to any rent or other sums due under this Lease. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the entire security deposit to Tenant, except for 10% of first month's rent or $125, whichever is greater, which Landlord shall retain as a non-refundable cleaning fee. Landlord's obligations with respect to the deposit are those of a debtor and not of a trustee, and Landlord can commingle the security deposit with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the deposit. Landlord shall be entitled to immediately endorse and cash Tenant's prepaid deposit; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said prepaid deposit.

7. USE OF PREMISES AND PROJECT FACILITIES. Tenant shall use the Premises solely for the purposes set forth in Section 1 and for no other purpose without obtaining the prior written consent of Landlord. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of the Premises or the Project for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises or the Project, except as provided in writing in this Lease. Tenant acknowledges that Landlord may from time to time, at its sole discretion, make such modifications, alterations, deletions or improvements to the Project as Landlord may deem necessary or desirable, without compensation or notice to Tenant. Tenant shall promptly comply with all laws, ordinances, orders and regulations affecting the Premises and the Project, including, without limitation, any rules and regulations that may be attached to this Lease and to any reasonable modifications to these rules and regulations as Landlord may adopt from time to time. Tenant shall not do or permit anything to be done in or about the Premises or bring or keep anything in the Premises that will in any way increase the premiums paid by Landlord on its insurance related to the Project or which will in any way increase the premiums for fire or casualty insurance carried by other tenants in the Project. Tenant will not perform any act or carry on any practices that may injure the Premises or the Project; that may be a nuisance or menace to other tenants in the Project; or that shall in any way interfere with the quiet enjoyment of such other tenants. Tenant shall not use the Premises for, sleeping, washing clothes, cooking or the preparation, manufacture or mixing of anything that might emit any objectionable odor, noises, vibrations or lights onto such other tenants. If sound insulation is required to muffle noise produced by Tenant on the Premises, Tenant at its own cost shall provide all necessary insulation. Tenant shall not do anything on the Premises which will overload any existing parking or service to the Premises. Pets and/or animals of any type shall not be kept on the Premises.

8. SIGNAGE. All signing shall comply with rules and regulations set forth by Landlord as may be modified from time to time. Current rules and regulations relating to signs are described on Exhibit C. Tenant shall place no window covering (e.g., shades, blinds, curtains, drapes, screens, or tinting materials), stickers, signs, lettering, banners or advertising or display material on or near exterior windows or doors if such materials are visible for the exterior of the Premises, without Landlord's prior written consent. Similarly, Tenant may not install any alarm boxes, foil protection tape or other security equipment on the Premises without Landlord's prior written consent. Any material violating this provision may be destroyed by Landlord without compensation to Tenant.

9. PERSONAL PROPERTY TAXES. Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operations as well as upon all trade fixtures, leasehold improvements merchandise and other personal property in or about the Premises.

10. PARKING. Landlord grants to Tenant and Tenant's customers, suppliers, employees and invitees, a non-exclusive license to use the designated parking areas in the Project for the use of motor vehicles during the term of this Lease. Landlord reserves the right at any time to grant similar non-exclusive use to other tenants, to promulgate rules and regulations relating to the use of such parking areas, including reasonable restrictions on parking by tenants and employees to designate specific spaces for the use of any tenant, to make changes in the parking layout from time to time, and to establish reasonable time limits on parking. Overnight parking is prohibited for automobiles only, and any automobile violating this or any other vehicle regulation adopted by Landlord is subject to removal at the owner's expense.

11. UTILITIES. Tenant shall pay for all water, gas, heat, light, power, sewer, electricity, telephone or other service metered, chargeable or provided to the Premises. Landlord reserves the right to install separate meters for any such utility and charge tenant for the cost of such installation.

12. MAINTENANCE. Landlord shall maintain, in good condition, the structural parts of the Premises, which shall include only the foundations, bearing and exterior walls (excluding glass), subflooring and roof (excluding skylights), the unexposed electrical, plumbing and sewerage systems, including without limitation, those portions of the systems lying outside the Premises, exterior doors (excluding glass), window frames, gutters and downspouts on the Building and the heating, ventilating and air conditioning systems servicing the Premises; provided, however, the cost of all such maintenance shall be considered "Expenses" for purposes of
      Section 4.c. Except as provided above, Tenant shall maintain and repair the Premises in good condition, including, without limitation, maintaining and repairing all walls, floors, ceilings, interior doors, exterior and interior windows and fixtures as well as damage caused by Tenant, its agents, employees or invitees. Upon expiration or termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as existed at the commencement of the term, except for reasonable wear and tear or damage caused by fire or other casualty for which Landlord has received all funds necessary for restoration of the Premises from insurance proceeds.

13. ALTERATIONS. Tenant shall not make any alteration to the Premises, or to the Project, including any changes to the existing landscaping, without Landlord's prior written consent. If Landlord gives its consent to such alterations, Landlord may post notices in accordance with the laws of the state in which the Premises are located. Any alterations made shall remain on and be surrendered with the Premises upon expiration or termination of this Lease, except that Landlord may, within 30 days before or 30 days after expiration of the term, elect to require Tenant to remove any alterations which Tenant may have made to the Premises. If Landlord so elects, at its own cost Tenant shall restore the Premises to the condition designated by Landlord in its election, before the last day of the term or within 30 days after notice of its election is given, which ever is later.

      Should Landlord consent in writing to Tenant's alteration of the Premises, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations, shall secure all appropriate governmental approvals, and permits, and shall complete such alterations with due diligence in compliance with plans and specifications approved by Landlord. All such construction shall be performed in a manner which will not interfere with the quiet enjoyment of other tenants of the Project. Tenant shall pay all costs for such construction and shall keep the Premises and the project free and clear of all mechanics' liens which may result from construction by Tenant.

14. RELEASE AND INDEMNITY. As material consideration to Landlord, Tenant agrees that Landlord shall not be liable to Tenant for any damage to Tenant or Tenant's property from any cause, and Tenant waives all claims against Landlord for damage to persons or property arising for any reason, except for damage resulting from Landlord's breach it its express obligations under this Lease which Landlord has not cured within a reasonable time after receipt of written notice of such breach from Tenant. Tenant shall indemnify and hold Landlord harmless from all damages arising out of any damage to any person or property occurring in, on or about the Premises or Tenant's use of the premises or Tenant's breach of any term of this Lease.

15. INSURANCE. Tenant, at its cost, shall maintain public liability and property damage insurance and product liability insurance with a single combined liability limit of $1,000,000, insuring against all liability of Tenant and its authorized representatives arising out of or in connection with Tenant's use or occupancy of the Premises. Public liability insurance, products liability insurance and property damage insurance shall insure performance by Tenant of the indemnity provisions of Section
      14. Landlord shall be named as additional insured and the policy shall contain cross-liability endorsements. On all its personal property, at its cost, Tenant shall maintain a policy of standard fire and extended coverage insurance with vandalism and malicious mischief endorsements and "all risk" coverage on all Tenant's improvements and alterations in or about the Premises, to the extent of at least 90% of their full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of personal property and the restoration of Tenant's improvements or alterations. All insurance required to be provided by Tenant under this Lease shall release Landlord from any claims for damage to any person or the Premises and the Project, and to Tenant's fixtures, personal property, improvements and alterations in or on the Premises or the Project, caused by or resulting from risks insured against under any insurance policy carried by Tenant in force at the time of such damage. All insurance required to be provided by Tenant under this Lease:
      (a) shall be issued by insurance companies authorized to do business in the state in which the premises are located with a financial rating of at least an A+XII status as rated in the most recent edition of Best's Insurance Reports; (b) shall be issued as a primary policy; and (c) shall contain an endorsement requiring at least 30 days prior written notice of cancellation to Landlord and Landlord's lender, before cancellation or change in coverage, scope or amount of any policy. Tenant shall deliver a certificate or copy of such policy together with evidence of payment of all current premiums to Landlord within 30 days of execution of this Lease. Tenant's failure to provide evidence of such coverage to Landlord may, in Landlord's sole discretion, constitute a default under this Lease.

16. DESTRUCTION. If during the term, the Premises or Project are more than 10% destroyed from any cause, or rendered inaccessible or unusable from any cause, Landlord may, in its sole discretion, terminate this Lease by delivery of notice to Tenant within 30 days of such event without compensation to Tenant. If in Landlord's estimation, the Premises cannot be restored within 90 days following such destruction, the Landlord shall immediately notify Tenant and Tenant may terminate this Lease by delivery of notice to Landlord within 30 days of receipt of Landlord's notice, If Landlord does not terminate this Lease and if in Landlord's estimation the Premises can be restored within 90 days, then Landlord shall commence to restore the Premises in compliance with then existing laws and shall complete such restoration with due diligence. In such event, this Lease shall remain in full force and effect, but there shall be an abatement of rent between the date of destruction and the date of completion or restoration, based on the extent to which destruction interferes with Tenant's use of the Premises.

17.   CONDEMNATION.

      a. DEFINITIONS. The following definitions shall apply. (1) "Condemnation" means (a) the exercise of any governmental power of eminent domain, whether by legal proceedings or otherwise by condemnor and (b) the voluntary sale or transfer by Landlord to any condemnor either under threat of condemnation or while legal proceedings for condemnation are proceeding; (2) "Date of Taking" means the date the condemnor has right to possession of the property being condemned; (3) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation; and (4) "Condemnor" means any public or quasi-public authority or private corporation or individual, having power of condemnation.
      b. OBLIGATIONS TO BE GOVERNED BY LEASE. If during the term of the Lease there is any taking of all or any part of the Premises or the Project, the rights and obligations of the parties shall be determined pursuant to this Lease
      c. TOTAL OR PARTIAL TAKING. If the Premises are totally taken by condemnation, this Lease shall terminate on the date of taking. If any portion of the Premises is taken by condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of Premises. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate by giving notice to Landlord within thirty (30) days after the nature and extent of the taking have been finally determined. If Tenant elects to terminate this Lease, Tenant shall also notify Landlord of the date of termination which date shall not be earlier than thirty (30) days nor later than ninety (90) days after Tenant has notified Landlord of its election to terminate; except that this Lease shall terminate on the date of taking if the date of taking falls on a date before the date of termination as designated by Tenant. If any portion of the Premises is taken by condemnation and this Lease remains in full force and effect, on the date of taking the rent shall be reduced by an amount in the same ratio as the total number of square feet in the Premises taken bears to the total number of square feet in the Premises immediately before the date of taking.

18. ASSIGNMENT OR SUBLEASE. Tenant shall not assign or encumber its interest in this Lease or the Premises or sublease all or any part of the Premises or allow any other person or entity (except Tenant's authorized representatives, employees, invitees, or guests) to occupy or use all or any part of the Premises without first obtaining Landlord's consent, which Landlord may withhold in its sole discretion. Any assignment, encumbrance or sublease without Landlord's written consent shall be voidable and at Landlord's election, shall constitute a default. If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law of any partner, or the dissolution of the partnership, shall be deemed a voluntary assignment. If Tenant consists of more than one person, a purported assignment, voluntary or involuntary or by operation of law from one person to the other shall be deemed a voluntary assignment. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of at least 25% of the value of the assets of Tenant shall be deemed a voluntary assignment. The phrase "controlling percentage" means ownership of and right to vote stock possessing at least 25% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for election of directors. This Section 18 shall not apply to corporations the stock of which is traded through an exchange or over the counter. Fifty percent of all rent received by Tenant from its subtenants, if they occupy all of the space, in excess of the rent payable by Tenant to Landlord under this Lease shall be paid to Landlord, or any (fifty percent of) sums to be paid by an assignee to Tenant in consideration of the assignment of this Lease shall be paid to Landlord. If Tenant requests Landlord to consent to a proposed assignment or subletting, Tenant shall pay to Landlord, whether or not consent is ultimately given, $100 or Landlord's reasonable attorney's fees incurred in connection with such request, whichever is greater.

      No interest of Tenant in this Lease shall be assignable by involuntary assignment through operation of law (including without limitation the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (a) If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes proceedings under the Bankruptcy Act in which Tenant is the bankrupt; or if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes Bankrupt or insolvent, or makes an assignment for the benefit of creditors; or (b) If a writ of attachment or execution is levied oil this Lease; or (c) If in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

19. DEFAULT. The occurrence of any of the following shall constitute a default by Tenant. (a) A failure to pay rent or other charge when due; (b) Abandonment and vacation of the Premises (failure to occupy and operate the Premises for ten (10) consecutive days shall be deemed an abandonment and vacation); or (c) Failure to perform any other provision of this Lease.

20. LANDLORD'S REMEDIES. Landlord shall have the following remedies if Tenant is in default. (These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law): Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. Upon termination of Tenant's right to possession, Landlord has the right to recover from Tenant: (1) The worth of the unpaid rent that had been earned at the time of termination of Tenant's right to possession; (2) The worth or the amount of the unpaid rent that would have been earned after the date of termination of Tenant's right to possession;
      (3) Any other amount, including court, attorney, and collection costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. "The worth," as used for Item 20(1) in this Paragraph 20 is to be computed by allowing interest at the maximum rate an individual is permitted to charge by law or 12%, whichever is greater. "The worth at the time of the award" as used for Item 20(2) in this Paragraph 20 is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of termination of Tenant's right of possession.

21. ENTRY ON PREMISES. Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times for any of the following purposes: (a) To determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (b) To do any necessary maintenance and to make any restoration to the Premises or the Project that Landlord has the right or obligation to perform; (c) To post "for sale" signs at any time during the term, to post "for rent" or "for lease" signs during the last ninety (90) days of the term, or during any period while Tenant is in default; (d) To show the Premises to prospective brokers, agents, buyers, tenants, or persons interested in leasing or purchasing the Premises, at any time during the term; or (e) To repair, maintain or improve the Project and to erect scaffolding and protective barricades around and about the premises but not so as to prevent entry to the Premises and to do any other act or thing necessary for the safety or preservation of the Premises or the Project. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of Landlord's entry onto the Premises as provided in this Section 21. Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this Section 21. Landlord shall conduct its activities on the Premises as provided herein in a manner that will cause the least inconvenience, annoyance or disturbance to Tenant. For each of these purposes, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises. excluding Tenant's vaults and safes. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of the Premises without prior written consent of Landlord. If Landlord gives its consent, Tenant shall furnish Landlord with a key for any such lock.

22. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or any beneficiary of a Deed of Trust with a lien on the Project or any ground lessor with respect to the Project, this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project, and (b) the lien of any mortgage or Deed of Trust which may now exist or hereafter be executed in any amount for which the Project, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or Deed of Trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or Deed of Trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such document in the name and on behalf of Tenant.

      Tenant, within ten (10) days from notice from Landlord, shall execute and deliver to Landlord, in recordable form, certificates stating that this Lease is not in default, is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. This certificate should also state the amount of current monthly rent, the dates to which rent has been paid in advance, and the amount of any security deposit and prepaid rent. Failure to deliver this certificate to Landlord within ten (10) days shall be conclusive upon Tenant that this Lease is in full force and effect and has not been modified except as may be represented by Landlord.

23. NOTICE. Any notice, demand, request, consent, approval, or communication desired by either party or required to be given, shall be in writing and served either personally or sent by prepaid certified first class mail, addressed as set forth in Section 1. Either party may change its address by notification to the other party. Notice shall be deemed to be communicated forty-eight (48) hours from the time of mailing, or from the time of service as provided in this Section 23.

24. WAIVER. No delay or omission in the exercise or any right or remedy by Landlord shall impair such right or remedy or be construed as a waiver. No act or conduct or Landlord, including without limitation, acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only written notice from Landlord to Tenant shall constitute acceptance or the surrender of the Premises and accomplish termination of the Lease. Landlord's consent to or approval of any act by Tenant requiring the Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same of any other provision of the Lease.

25. SURRENDER OF PREMISES; HOLDING OVER. Upon expiration of the term, Tenant shall surrender to Landlord the Premises and all Tenant Improvements and alterations in good condition, except for ordinary wear and tear and alterations Tenant has the right or is obligated to remove under the provisions of Section 13 herein. Tenant shall remove all personal property including, without limitation, all wallpaper, paneling and other decorative improvements or fixtures and shall perform all restoration made necessary by the removal of any alterations of Tenant's personal property before the expiration of the term, including for example, restoring all wall surfaces to their condition prior to the commencement of this Lease. Landlord can elect to retain or dispose of in any manner Tenant's personal property not removed from the Premises by Tenant prior to the expiration of the term. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of Tenant's personal property. Tenant shall be liable to Landlord for Landlord's cost for storage, removal, or disposal if Tenant's personal property.

      If Tenant, with Landlord's consent, remains in possession of the Premises after expiration or termination of the term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on written 30-day notice at any time, by either party. All provisions of this Lease, except those pertaining to term and rent, shall apply to the month-to-month tenancy. Tenant shall pay monthly rent in an amount equal to 125% of Rent for the last full calendar month during the regular term plus 100% of said last month's estimate of Tenant's share of Expenses pursuant to Section 4.c.3.

26. LIMITATION OF LIABILITY. In consideration of the benefits accruing hereunder, Tenant agrees that, in the event of any actual or alleged failure, breach or default of this Lease by Landlord, if Landlord is a partnership:

      a. The sole and exclusive remedy shall be against the partnership and its partnership assets;

      b. No partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

      c. No service of process shall be made against any partner of Landlord (except as may be necessary to secure secure jurisdiction of the partnership);

      d. No partner of Landlord shall be required to answer or otherwise plead to any service or process;

      e. No judgment may be taken against any partner of Landlord;

      f. Any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;

      g. No writ of execution will ever be levied against the assets of any partner of Landlord;

      h. These covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

      Tenant agrees that each of the foregoing provisions shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

27.   MISCELLANEOUS PROVISIONS.

      a. TIME OF ESSENCE. Time is of the essence of each provision of this Lease.

      b. SUCCESSOR. This Lease shall be binding on and inure to the benefit of the parties and their successors as provided in Section 18 herein.

      c. LANDLORD'S CONSENT. Any consent required by Landlord under this Lease must be granted in writing and may be withheld by Landlord in its sole and absolute discretion.

      d. COMMISSIONS. Each party represents that it has not had dealings with any real estate broker, finder, or other person with respect to this Lease in any manner, except for the broker identified in Section 1, who shall be compensated by Landlord.

      e. OTHER CHARGES. If Landlord becomes a party to any litigation concerning this Lease, the Premises, or the Project, by reason of any act or omission of Tenant or Tenant's authorized representatives, Tenant shall be liable to Landlord for reasonable attorney's fees and court costs incurred by Landlord in the litigation whether or not such litigation leads to actual court action. Should the court render a decision which is thereafter appealed by any party thereto, Tenant shall be liable to Landlord for reasonable attorney's fees and court costs incurred by Landlord in connection with such appeal.

            If either party commences any litigation against the other party or files an appeal of a decision arising out of or in connection with the Lease, the prevailing party shall be entitled to recover from the other party reasonable attorney's fees and costs of suit. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all collection agency and attorneys' fees charged to Landlord in addition to rent, late charges, interest, and other sums payable under this Lease. Tenant shall pay a charge of $75 to Landlord for preparation of a demand for delinquent rent.

      f. LANDLORD'S SUCCESSORS. In the event of a sale or conveyance by Landlord of the project, the same shall operate to release Landlord from any liability under this Lease, and in such event Landlord's successor in interest shall be solely responsible for all obligations of Landlord under this Lease.

      g. INTERPRETATION. This Lease shall be construed and interpreted in accordance with the laws of the state in which the Premises are located. This Lease constitutes the entire agreement between the parties with respect to the Premises and the Project, except for such guarantees or modifications as may be executed in writing by the parties from time to time. When required by the context of this Lease, the singular shall include the plural, and the masculine shall include the feminine and/or neuter. "Party" shall mean Landlord or Tenant. If more than one person or entity constitutes Landlord or Tenant, the obligations imposed upon that party shall be joint and several. The enforceability, invalidity, or illegality of any provision shall not render the other provisions unenforceable, invalid or illegal.

28.   ASSESSMENTS.

      A. Definition of Assessments. Tenant acknowledges that the "assessments" described in Section 4.c.1(e) of the lease may include assessment districts or other funding mechanisms, including but not limited to, improvements districts, maintenance districts, special service zones or districts, or any combination thereof (collectively hereafter called "Assessments Districts") for the construction, alteration, expansion, improvements, completion, repair, operation, or maintenance, as the case may be, of on-site or off-site improvements, or services, or any combination thereof, as required by the City of Pleasanton (the "City") as a condition of approving the development of Bernal Corporate Park, of which Premises are a part. These Assessment Districts may provide, among other things, the following improvements or services: streets, curbs, interchanges, highways, traffic noise studies and mitigation measures, traffic control systems and expansion of city facilities to operate same, landscaping and lighting maintenance services, maintenance of flood control facilities, water storage and distribution facilities, fire apparatus, manpower, and other fire safety facilities, and sports facilities.
      B. Consent to Formation. Tenant hereby consents to the formation of any and all of the Assessment Districts and waives any and all rights of notice and any and all rights of protest in connection with formation of the Assessment Districts and agrees to execute all documents including, but not limited to, formal waivers of notice mitt protest, evidencing such consent and waiver upon request of Landlord of the City.
      C. Net Increases in Assessment Expense. Notwithstanding the Provisions for payment of increases or new Assessment as expenses in Section 4.c., Landlord agrees that, during the term of this Lease, Tenant shall not be liable for any increases in Bernal Corporate Park Assessments, or Assessments imposed or levied after the execution date of the lease set forth in Section 1.a.

29. COVENANTS, CONDITIONS AND RESTRICTIONS. Reference is hereby made to that certain Declaration of Covenants, Conditions and Restrictions for Bernal Corporate Park recorded February 18, 1987, Series No. 87-046032 of Official Records, Chicago Title Insurance Company. Landlord and Tenant agree that they are fully bound by the above-named Declaration.

30.   EMISSIONS; STORAGE, USE AND DISPOSAL OF WASTE

30.1  Emissions. Tenant shall not:

      a. Permit any vehicles on the premises to emit exhaust which is in violation of any governmental law, rule, regulation or requirement;

      b. Discharge, emit or permit to be discharged or emitted, any liquid, solid or gaseous matter, or any combination thereof, into the atmosphere, the ground or any body of water, which matter, as reasonably determined by Lessor or any governmental entity, does, or may, pollute or contaminate the same, or is, or may become, radioactive or does, or may, adversely effect the (1) health or safety of persons, wherever located, whether on the premises or anywhere else (2) condition, use or enjoyment of the premises of any other real or personal property, whether on the premises or anywhere else, or (3) premises or any of the improvements thereto or thereon including buildings, foundations, pipes, utility lines, landscaping or parking areas;

      c. Produce, or permit to be produced, any intense glare, light or heat except within an enclosed or screened area and then only in such manner that the glare, light or heat shall not be discernible from outside the premises;

      d. Create, or permit to be created, any sound pressure level which will interfere with the quiet enjoyment of any real property outside the premises, or which will create a nuisance or violate any governmental law, rule, regulation or requirement;

      e. Create, or permit to be created, any ground vibration that is discernible outside the premises;

      f. Transmit, receive or permit to be transmitted or received, any electromagnetic, microwave or other radiation in which is harmful or hazardous to any person or property in, or about the premises, or anywhere else.

30.2  Storage and Use.

      a. Storage. Subject to the uses permitted and prohibited to Tenant under this Lease, Tenant shall store in appropriate leak proof containers all solid, liquid, or gaseous matter, or any combination thereof, which matter, if discharged or emitted into the atmosphere, the ground or any body of water, does or may (1) pollute or contaminate the same, (2) adversely affect the (i) health or safety of persons, whether on the premises or anywhere else, (ii) condition, use or employment of the premises or any real or personal property, whether on the premises or anywhere else, or (iii) premises or any of the improvements thereto or thereon.

      b. In addition, without Landlord's prior written consent, Tenant shall not use, store or permit to remain on the premises any solid, liquid, or gaseous matter which is, or may become, radioactive. If Landlord does give its consent, Tenant shall store the materials in such a manner that no radioactivity will be detectable outside a designated storage area and Tenant shall use the materials in such a manner that (1) no real or personal property outside the designated storage area shall become contaminated thereby or (2) there are and shall be no adverse effects on the (i) health or safety of persons, whether on the premises or anywhere else, (ii) condition, use or enjoyment of the premises or any real or personal property thereon or therein, (iii) premises or any of the improvements thereto and thereon.

30.3  Disposal of Waste.

      a. Refuse Disposal. Tenant shall not keep any trash, garbage, waste or other refuse on the premises except in sanitary containers and shall regularly and frequently remove same from the premises. Tenant shall keep all incinerators, containers or other equipment used for the storage or disposal of such materials in a clean and sanitary condition.

      b. Sewage Disposal. Tenant shall properly dispose of all sanitary sewage and shall not use the sewage disposal system (1) for the disposal of anything except sanitary sewage or (2) excess of the lesser of the amount
      (a) reasonably contemplated by the uses permitted under this Lease or (b) permitted by any governmental entity. Tenant shall keep the sewage disposal system free of all obstructions and in good operating condition.

      c. Disposal of Other Waste. Tenant shall properly dispose of all other waste or other matter delivered to, stored upon, located upon or within, used on, or removed from, the premises in such a manner that it does not, and will not, adversely affect the (1) health or safety of persons, wherever located, whether on the premises or the Project, (2) condition, use or enjoyment of the premises or any other real or personal property, wherever located, whether on the premises or the Project, or (3) premises or any of the improvements thereto or thereon including buildings, foundations, pipes, utility lines, landscaping or parking areas.

30.4 Compliance with Law. Notwithstanding any other provision in the Lease to the contrary, Tenant shall comply with all laws, statutes, ordinances, regulations, rules and other governmental requirements in complying with its obligations under this lease, and in particular, relating to the storage, use and disposal of hazardous or toxic matter. In particular, tenant shall comply at all times with the City of Pleasanton's Transportation Systems Management Ordinance (TSM Ordinance, Chapter 17.24, Pleasanton Municipal Code), as said Ordinance may be amended from time to time."

30.5 Indemnification. Tenant shall defend, indemnify and hold Landlord harmless from any loss, claim, liability or expense, including attorney's fees and costs, arising out of or in connection with its failure to observe or comply with the provisions of this Lease.

30.6 Storage Requirements: Tenant warrants that it shall not store, shelve, rack, or in any manner keep combustible or flammable objects higher than twelve (12) feet from the finished floor, and any object containing plastic material higher than five (5) feet from the finished floor, with no storage or shelves, or other obstructions above the plastic storage.

31.   Project Planning

      If Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with the Project planning program, upon notifying Tenant in writing, Landlord shall have the right to relocate Tenant to other space in the Project, at Landlord's sole cost and expense, and the terms and conditions of the original Lease shall remain in full force and effect, except that a revised EXHIBIT A reflecting the location of the new space shall be attached to and become a part of this Lease. However, if the new space does not meet with Tenant's approval, Tenant shall have the right to terminate this Lease effective thirty (30) days after written notice to Landlord, which notice shall be given within ten (10) days after receipt of Landlord's notification.

32.   Tenant Relocation within Bernal Corporate Park

      If Landlord and Tenant agree to relocate Tenant within Bernal Corporate Park, Landlord will extend the $.70/square foot rental rate on the first 1,517 rentable square feet of new space occupied through December 8, 2001.

LANDLORD: BERNAL AVENUE ASSOCIATES, a joint venture

      BY: Patrician Associates, Inc., a California corporation, and Koll Bernal Avenue Associates, a California general partnership doing business as Bernal Avenue Associates

      PATRICIAN ASSOCIATES. INC., a California corporation


      BY: /s/ Kurt D. Schaeffer
         -----------------------
           KURT D. SCHAEFFER
     ITS:  VICE PRESIDENT

      BY:

     ITS:

TENANT: Intelligent Products Marketing, Inc.


      BY: /s/ [ILLEGIBLE]
         -----------------------
     ITS: [ILLEGIBLE]

      BY:

     ITS:

                              BUSINESS CENTER LEASE

1. BASIC LEASE TERMS

      a.  DATE OF LEASE EXECUTION: October 31, 1991

      b.  TENANT: Intelligent Products Marketing. Inc.

          Trade Name: same

          Address (Leased Premises):   7026 Koll Center Parkway, Suite 217
                              Pleasanton, California 94566  Building/Unit 02/217

          Address (For Notices):  same

      c.  LANDLORD:              BERNAL AVENUE ASSOCIATES
          Address (For Notices): 7011 Koll Center Parkway, Suite 210
                                 Pleasanton, California 94566

      d.  TENANT'S USE OF PREMISES: Warehousing of electronic equipment

      e.  PREMISES AREA:  967                          rentable square feet

      f.  PROJECT AREA:  133,920                                square feet

      g.  PREMISES PERCENT OF PROJECT: .722%

      h.  TERM OF LEASE: Commencement: 12/09/91    Expiration: 12/08/96

                      Number of Months:  60

      i.  BASE MONTHLY RENT: $ 0.00
          RENT ADJUSTMENT:
          (1)Step Increase. The provisions of section 4.b.(1) apply as follows:

                        Effective Date of             New Base
                        Rent Increase                 Monthly Rent

                        12/01, 1992                    $ 193.40
                        12/01, 1993                    $ 386.80
                        12/01, 1994                    $ 580.20
                        _____, 19                      $_________
                        _____, 19                      $_________

      k.  ANNUAL EXPENSE BASE:
          Expense Rate                 $ 3.10
          Premises Area Square Feet    X 967
          Annual Expense Base          $2997.70

      l.  PREPAID RENT:               $ 0.00

      m. TOTAL SECURITY DEPOSIT: $ 0.00, Including a $ 0.00 non-refundable cleaning fee.

      n.  BROKER(S): Marty Douglas/Douglas & Associates

      o.  GUARANTORS: N/A

      p.  ADDITIONAL SECTIONS:
          Additional sections of this lease numbered 28 through 31 are attached hereto and made a part hereof. If none, so state in the following space __X__.

      q.  ADDITIONAL EXHIBITS:
          Additional exhibits lettered D through None are attached hereto and made a part hereof. If none, so state in the following space 0.

2. PREMISES. Landlord leases to Tenant the Premises described in Section 1 and in Exhibit A (the "Premises") located in this Project described on Exhibit B (the "Project"). Landlord reserves the right to modify Tenant's percentage of the Project as set forth in Section 1 if the Project size is increased through the development of additional property. By entry on the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition, subject to any additional work Landlord has agreed to do.

3. TERM. The term of this Lease is for the period set forth in Section 1, commencing on the date in Section 1. If Landlord, for any reason, cannot deliver possession of the Premises to Tenant upon commencement of the term, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting from such delay. In that event, however, there shall be a rent abatement covering the period between the commencement of the term and the time when Landlord delivers possession to Tenant, and all other terms and conditions of this Lease shall remain in full force and effect, provided, however, that if Landlord cannot deliver possession of the Promises to Tenant, this Lease shall be void. If a delay in possession is caused by Tenant's failure to perform any obligation in accordance with this Lease, the term shall commence as set forth in Section 1 and there shall be no reduction of rent between the commencement of the term and the time Tenant takes possession.

4. RENT.

     a. Base Rent. Tenant shall pay to Landlord monthly base rent in the initial amount in Section 1 which shall be payable monthly in advance on the first day of each and every calendar month ("Base Monthly Rent") provided, however, the first month's rent is due and payable upon execution of this Lease. If the term of this Lease contains any rental abatement period, Tenant hereby agrees that if Tenant breaches the Lease and/or abandons the Premises before the end of the Lease term, or if Tenant's right to possessions is terminated by Landlord because of Tenant's breach of the Lease, Landlord shall, at its option, (1) void the rental abatement period; and (2) recover from Tenant, in addition to any damages due Landlord under the terms and conditions of the Lease, rent prorated for the duration of the rental abatement period at a rental rate equivalent to two (2) times the effective Base Monthly Rent.

     For purposes of Section 467 of the Internal Revenue Code, the parties to this Lease hereby agree to allocate the stated rents, provided herein, to the periods which correspond to the actual rent payments as provided under the terms and conditions of this agreement.

     b. Rent Adjustment.

          1) Step Increase. Base Monthly Rent shall be increased periodically to the amounts and at the times set forth in Section 1.j.

     c. Expenses. The purpose of this Section 4.c. is to ensure that Tenant bears a share of all Expenses related to the use, maintenance, ownership, repair or replacement, and insurance of the Project. Accordingly, beginning on the date Tenant takes possession of the Premises, Tenant shall pay to Landlord that portion of Tenant's share of Expenses related to the Project which is in excess of the Annual Expense Base shown in Section 1.

          1) Expenses Defined. The term "Expenses" shall mean all costs and expenses of the ownership, operation maintenance, repair or replacement, and insurance of the Project, including without limitation, the following costs:

               (a) All supplies, materials, labor, equipment, and utilities used in or related to the operation and maintenance of the Project;

               (b) All maintenance, management, janitorial, legal, accounting, insurance, and service agreement costs related to the Project;

               (c) All maintenance, replacement and repair costs relating to the areas within or around the Project, including, without limitation, air conditioning systems, sidewalks, landscaping, service areas, driveways, parking areas (including resurfacing and restriping parking areas), walkways, building exteriors (including painting), signs and directories, repairing and replacing roofs, walls, etc. These costs may be included either based on actual expenditures or the use of an accounting reserve based on past cost experience for the Project.

               (d) Amortization (along with reasonable financing charges) of capital improvements made to the Project which may be required by any government authority or which will improve the operating efficiency of the Project (provided, however, that the amount of such amortization for improvements not mandated by government authority shall not exceed in any year the amount of costs reasonably determined by Landlord in its sole discretion to have been saved by the expenditure either through the reduction or minimizations of increases which would have otherwise occurred).

               (e) Real Property Taxes including all taxes, assessments (general and special) and other impositions or charges which may be taxed, charged, levied, assessed or imposed upon all or any portion of or in relation to the Project or any portion thereof, any leasehold estate in the Premises or measured by rent from the Premises, including any increase caused by the transfer, sale or encumbrance of the Project or any portion thereof. "Real Property Taxes" shall also include any form of assessment, levy, penalty, charge or tax (other than estate, inheritance, net income, or franchise taxes) imposed by any authority having a direct or indirect power to tax or charge, including, without limitation, any city, county, state, federal or any improvement or other district, whether such tax is (1) determined by the area of the Project or the rent or other sums payable under this Lease; (2) upon or with respect to any legal or equitable interest of Landlord in the Project or any part thereof; (3) upon this transaction or any document to which Tenant is a party creating a transfer in any interest in the Project; (4) in lieu of or as a direct substitute in whole or in part of or in addition to any real property taxes on the Project; (5) based on any parking spaces or parking facilities provided in the Project; or (6) in consideration for services, such as police protection, fire protection, street, sidewalk and roadway maintenance, refuse removal or other services that may be provided by any governmental or quasi-governmental agency from time to time which were formerly provided without charge or with less charge to property owners or occupants.

2) Annual Estimate of Expenses. When Tenant takes possession of the Premises, Landlord shall estimate Tenant's portion of Expenses for the remainder of the calendar year based on the Tenant's portion of the Project Area set forth in
Section 1. At the commencement of each calendar year thereafter, Landlord shall estimate Tenant's portion of Expenses for the coming year based on the Tenant's portion of the Project Area set forth in Section 1.

3) Monthly Payment of Expenses. If Tenant's portion of said estimate of Expenses shows an increase for the remainder of the calendar year over the Annual Expense Base, as set forth in Section 1, Tenant shall pay to Landlord, as additional rent, such estimated increase in monthly installments of one-twelfth (1/12) beginning on the date Tenant takes possession of the Premises. If Tenant's portion of said estimate of Expenses shows an increase for subsequent calendar years over the Annual Expense Base, as set forth in Section 1, Tenant shall pay Landlord, as additional rent, such estimated increase in monthly installments of one-twelfth (1/12) beginning on January 1 of the forthcoming calendar year, and one-twelfth (1/12) on the first day of each succeeding calendar month. As soon as practical following each calendar year, Landlord shall prepare an accounting of actual Expenses incurred during the prior calendar year and such accounting shall reflect Tenant's share of Expenses. If the additional rent paid by Tenant under this Section 4.c.3 during the preceding calendar year was less than the actual amount of Tenant's share of Expenses, Landlord shall so notify Tenant and Tenant shall pay such amount to Landlord within thirty (30) days of receipt of such notice. Such amount shall be deemed to have accrued during the prior calendar year and shall be due and payable from Tenant even though the term of this Lease has expired or this Lease has been terminated prior to Tenant's receipt of this notice. Tenant shall have thirty (30) days from receipt of such notice to contest the amount due; failure to so notify Landlord shall represent final determination of Tenant's share of expenses. If Tenant's payments were greater than the actual amount, then such overpayment shall be credited by Landlord to all present rent due under this Section 4.c.3.

4) Rent Without Offset and Late Charge. All rent shall be paid by Tenant to Landlord monthly in advance on the first day of every calendar month, at the address shown in Section 1, or such other place as Landlord may designate in writing from time to time. All rent shall be paid without prior demand or notice without any deduction or offset whatsoever. All rent shall be paid in lawful currency of the United States of America. All rent due for any partial month shall be prorated at the rate calculated by dividing the number of days for which rent is due by the actual number of days in the month and multiplied by the applicable monthly rate. Tenant acknowledges that late payment by Tenant to Landlord of any rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such cost being extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Premises. Therefore, if any rent or other sum due from Tenant is not received by the eleventh of each month, Tenant shall pay to Landlord an additional sum equal to 10% of such overdue payment. Landlord and Tenant hereby agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any such late payment and that the late charge is in addition to any and all remedies available to the Landlord and that the assessment and/or collection of the late charge shall not be deemed a waiver of any other default. Additionally, all such delinquent rent or other sums, plus this late charge, shall bear interest at the then maximum lawful rate permitted to be charged by Landlord. Any payments of any kind returned for insufficient funds will be subject to an additional handling charge of $25.00, and thereafter, Landlord may require Tenant to pay all future payments of rent or other sums due by money order or cashier's check.

5.   PREPAID RENT
     [STRICKEN]

6.   DEPOSIT
     [STRICKEN]

7. USE OF PREMISES AND PROJECT FACILITIES. Tenant shall use the Premises solely for the purposes set forth in Section 1 and for no other purpose without obtaining the prior written consent of Landlord. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of the Premises or the Project for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises or the Project, except as provided in writing in this Lease. Tenant acknowledges that Landlord may from time to time, at its sole discretion, make such modifications, alterations, deletions or improvements to the Project as Landlord may deem necessary or desirable, without compensation or notice to Tenant. Tenant shall promptly comply with all laws, ordinances, orders and regulations affecting the Premises and the Project, including, without limitation, any rules and regulations that may be attached to this Lease and to any reasonable modifications to these rules and regulations as Landlord may adopt from time to time. Tenant shall not do or permit anything to be done in or about the Premises or bring or keep anything in the Premises that will in any way increase the premiums paid by Landlord on its insurance related to the Project or which will in any way increase the premiums for fire or casualty insurance carried by other tenants in the Project. Tenant will not perform any act or carry on any practices that may injure the Premises or the Project; that may be a nuisance or menace to other tenants in the Project; or that shall in any way interfere with the quiet enjoyment of such other tenants. Tenant shall not use the Premises for, sleeping, washing clothes, cooking or the preparation, manufacture or mixing of anything that might emit any objectionable odor, noises, vibrations or lights onto such other tenants. If sound insulation is required to muffle noise produced by Tenant on the Premises, Tenant at its own cost shall provide all necessary insulation. Tenant shall not do anything on the Premises which will overload any existing parking or service to the Premises. Pets and/or animals of any type shall not be kept on the Premises.

8. SIGNAGE. All signing shall comply with rules and regulations set forth by Landlord as may be modified from time to time. Current rules and regulations relating to signs are described on Exhibit C. Tenant shall place no window covering (e.g., shades, blinds, curtains, drapes, screens, or tinting materials), stickers, signs, lettering, banners or advertising or display material on or near exterior windows or doors if such materials are visible for the exterior of the Premises, without Landlord's prior written consent. Similarly, Tenant may not install any alarm boxes, foil protection tape or other security equipment on the Premises without Landlord's prior written consent. Any material violating this provision may be destroyed by Landlord without compensation to Tenant.

9. PERSONAL PROPERTY TAXES. Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operations as well as upon all trade fixtures, leasehold improvements merchandise and other personal property in or about the Premises.

10. PARKING. Landlord grants to Tenant and Tenant's customers, suppliers, employees and invitees, a non-exclusive license to use the designated parking areas in the Project for the use of motor vehicles during the term of this Lease. Landlord reserves the right at any time to grant similar non-exclusive use to other tenants, to promulgate rules and regulations relating to the use of such parking areas, including reasonable restrictions on parking by tenants and employees, to designate specific spaces for the use of any tenant, to make changes in the parking layout from time to time, and to establish reasonable time limits on parking. Overnight parking is prohibited for automobiles only, and any automobile violating this or any other vehicle regulation adopted by Landlord is subject to removal at the owner's expense.

11.  UTILITIES. (Strike and Initial clause which does not apply)

     a.   Office Space.
          [STRICKEN]

     b. Industrial Space. Tenant shall pay for all water, gas, heat, light, power, sewer, electricity, telephone or other service metered, chargeable or provided to the Premises. Landlord reserves the right to install separate meters for any such utility and charge tenant for the cost of such installation.

12. MAINTENANCE. Landlord shall maintain, in good condition, the structural parts of the Premises, which shall include only the foundations, bearing and exterior walls (excluding glass), subflooring and roof (excluding skylights), the unexposed electrical, plumbing and sewerage systems, including without limitation, those portions of the systems lying outside the Premises, exterior doors (excluding glass), window frames, gutters and downspouts on the Building and the heating, ventilating and air conditioning systems servicing the Premises; provided, however, the cost of all such maintenance shall be considered "Expenses" for purposes of Section 4.c. Except as provided above, Tenant shall maintain and repair the Premises in good condition, including, without limitation, maintaining and repairing all walls, floors, ceilings, interior doors, exterior and interior windows and fixtures as well as damage caused by Tenant, its agents, employees or invitees. Upon expiration or termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as existed at the commencement of the term, except for reasonable wear and tear or damage caused by fire or other casualty for which Landlord has received all funds necessary for restoration of the Premises from insurance proceeds.

13. ALTERATIONS. Tenant shall not make any alteration to the Premises, or to the Project, including any changes to the existing landscaping, without Landlord's prior written consent. If Landlord gives its consent to such alterations, Landlord may post notices in accordance with the laws of the State in which the Premises are located. Any alterations made shall remain on and be surrendered with the Premises upon expiration or termination of this Lease, except that Landlord may, within 30 days before or 30 days after expiration of the term, elect to require Tenant to remove any alterations which Tenant my have made to the Premises. If Landlord so elects, at its own cost Tenant shall restore the Premises to the condition designated by Landlord in its election, before the last day of the term or within 30 days after notice of its election is given, which ever is later.

     Should Landlord consent in writing to Tenant's alteration of the Premises, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations, shall secure all appropriate governmental approvals, and permits, and shall complete such alterations with due diligence in compliance with plans and specifications approved by Landlord. All such construction shall be performed in a manner which will not interfere with the quiet enjoyment of other tenants of the Project. Tenant shall pay all costs for such construction and shall keep the Premises and the Project free and clear of all mechanics' liens which may result from construction by Tenant.

14. RELEASE AND INDEMNITY. As material consideration to Landlord, Tenant agrees that Landlord shall not be liable to Tenant for any damage to Tenant or Tenant's property from any cause, and Tenant waives all claims against Landlord for damage to persons or property arising for any reason, except for damage resulting from Landlord's breach it its express obligations under this Lease which Landlord has not cured within a reasonable time after receipt of written notice of such breach from Tenant. Tenant shall indemnify and hold Landlord harmless from all damages arising out of any damage to any person or property occurring in, on or about the Premises or Tenant's use of the Premises or Tenant's breach of any term of this Lease.

15. INSURANCE. Tenant, at its cost, shall maintain public liability and property damage insurance and product liability insurance with a single combined liability limit of $1,000,000, insuring against all liability of Tenant and its authorized representatives arising out of or in connection with Tenant's use or occupancy of the Premises. Public liability insurance, products liability insurance and property damage insurance shall insure performance by Tenant of the indemnity provisions of Section 14. Landlord shall be named as additional insured and the policy shall contain cross-liability endorsements. On all its personal property, at its cost, Tenant shall maintain a policy of standard fire and extended coverage insurance with vandalism and malicious mischief endorsements and "all risk" coverage on all Tenant's improvements and alterations in or about the Premises, to the extent of at least 90% of their full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of personal property and the restoration of Tenant's improvements or alterations. All insurance required to be provided by Tenant under this Lease shall release Landlord from any claims for damage to any person or the Premises and the Project, and to Tenant's fixtures, personal property, improvements and alterations in or on the Premises or the Project, caused by or resulting from risks insured against under any insurance policy carried by Tenant in force at the time of such damage. All insurance required to be provided by Tenant under this Lease: (a) shall be issued by insurance companies authorized to do business in the state in which the premises are located with a financial rating or at least an A + XII status as rated in the most recent edition of Best's Insurance Reports;
     (b) shall be issued as a primary policy; and (c) shall contain an endorsement requiring at least 30 days prior written notice of by insurance companies authorized to do business in the state in which the premises are located with a financial rating of at least an A + XII status as rated in the most recent edition of Best's Insurance Reports; (b) shall be issued as a primary policy; and (c) shall contain an endorsement requiring at least 30 days prior written notice of cancellation to Landlord and Landlord's lender, before cancellation or change in coverage, scope or amount of any policy. Tenant shall deliver a certificate or copy of such policy together with evidence of payment of all current premiums to Landlord within 30 days of execution of this Lease. Tenant's failure to provide evidence of such coverage to Landlord may, in Landlord's sole discretion, constitute a default under this Lease.

16. DESTRUCTION. If during the term, the Premises or Project are more than 10% destroyed from any cause, or rendered inaccessible or unusable from any cause, Landlord may, in its sole discretion, terminate this Lease by delivery of notice to Tenant within 30 days of such event without compensation to Tenant. If in Landlord's estimation, the Premises cannot be restored within 90 days following such destruction, the Landlord shall immediately notify Tenant and Tenant may terminate this Lease by delivery of notice to Landlord within 30 days of receipt of Landlord's notice. If Landlord does not terminate this Lease and if in Landlord's estimation the Premises can be restored within 90 days, then Landlord shall commence to restore the Premises in compliance with then existing laws and shall complete such restoration with due diligence. In such event, this Lease shall remain in full force and effect, but there shall be an abatement of rent between the date of destruction and the date of completion or restoration, based on the extent to which destruction interferes with Tenant's use of the Premises.

17.  CONDEMNATION.

     a. DEFINITIONS. The following definitions shall apply. (1) "Condemnation" means (a) the exercise of any governmental power of eminent domain, whether by legal proceedings or otherwise by condemnor and (b) the voluntary sale or transfer by Landlord to any condemnor either under threat of condemnation or while legal proceedings for condemnation are proceeding; (2) "Date of Taking" means the date the condemnor has right to possession of the property being condemned; (3) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation; and (4) "Condemnor" means any public or quasi-public authority or private corporation or individual, having power of condemnation.

     b. OBLIGATIONS TO BE GOVERNED BY LEASE. If during the term of the Lease there is any taking of all or any part of the Premises or the Project, the rights and obligations of the parties shall be determined pursuant to this Lease.

     c. TOTAL OR PARTIAL TAKING. If the Premises are totally taken by condemnation, this Lease shall terminate on the date of taking. If any portion of the Premises is taken by condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of Premises. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate by giving notice to Landlord within thirty (30) days after the nature and extent of the taking have been finally determined. If Tenant elects to terminate this Lease, Tenant shall also notify Landlord of the date of termination which date shall not be earlier than thirty (30) days nor later than ninety (90) days after Tenant has notified Landlord of its election to terminate; except that this Lease shall terminate on the date of taking if the date of taking falls on a date before the date of termination as designated by Tenant. If any portion of the Premises is taken by condemnation and this Lease remains in full force and effect, on the date of taking the rent shall be reduced by an amount in the same ratio as the total number of square feet in the Premises taken bears to the total number of square feet in the Premises immediately before the date of taking.

18. ASSIGNMENT OR SUBLEASE. Tenant shall not assign or encumber its interest in this Lease or the Premises or sublease all or any part of the Premises or allow any other person or entity (except Tenant's authorized representatives, employees, invitees, or guests) to occupy or use all or any part of the Premises without first obtaining Landlord's consent, which Landlord may withhold in its sole discretion. Any assignment, encumbrance or sublease without Landlord's written consent shall be voidable and at Landlord's election, shall constitute a default. If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law of any partner, or the dissolution of the partnership, shall be deemed a voluntary assignment. If Tenant consists of more than one person, a purported assignment, voluntary or involuntary or by operation of law from one person to the other shall be deemed a voluntary assignment. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of at least 25% of the value of the assets of Tenant shall be deemed a voluntary assignment. The phrase "controlling percentage" means ownership of and right to vote stock possessing at least 25% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for election of directors. This Section 18 shall not apply to corporations the stock of which is traded through an exchange or over the counter. Fifty percent of all rent received by Tenant from its subtenants if they occupy all of the space in excess of the rent payable by Tenant to Landlord under this Lease shall be paid to Landlord, or fifty percent of any sums be paid by an assignee to Tenant in consideration of the assignment of this Lease shall be paid to Landlord. If Tenant requests Landlord to consent to a proposed assignment or subletting, Tenant shall pay to Landlord, whether or not consent is ultimately given, $100 or Landlord's reasonable attorney's fees incurred in connection with such request, whichever is greater.

     No interest of Tenant in this Lease shall be assignable by involuntary assignment through operation of law (including without limitation the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment:
     (a) If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes proceedings under the Bankruptcy Act in which Tenant is the bankrupt; or if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; or (b) If a writ of attachment or execution is levied on this Lease; or (c) If in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

19. DEFAULT. The occurrence of any of the following shall constitute a default by Tenant. (a) A failure to pay rent or other charge when due; (b) Abandonment and vacation of the Premises (failure to occupy and operate the Premises for ten (10) consecutive days shall be deemed an abandonment and vacation); or (c) Failure to perform any other provision of this Lease.

20. LANDLORD'S REMEDIES. Landlord shall have the following remedies if Tenant is in default. (These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law): Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. Upon termination of Tenant's right to possession, Landlord has the right to recover from Tenant: (1) The worth of the unpaid rent that had been earned at the time of termination of Tenant's right to possession; (2) The worth of the amount of the unpaid rent that would have been earned after the date of termination of Tenant's right to possession; (3) Any other amount, including court, attorney, and collection costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. "The worth," as used for Item 20(1) in this Paragraph 20 is to be computed by allowing interest at the maximum rate an individual is permitted to charge by law or 12%, whichever is greater. "The worth at the time of the award" as used for Item 20(2) in this Paragraph 20 is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of termination of Tenant's right of possession.

21. ENTRY ON PREMISES. Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times for any of the following purposes: (a) To determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (b) To do any necessary maintenance and to make any restoration to the Premises or the Project that Landlord has the right or obligation to perform; (c) To post "for sale" signs at any time during the term, to post "for rent" or "for lease" signs during the last ninety (90) days of the term, or during any period while Tenant is in default; (d) To show the Premises to prospective brokers, agents, buyers, tenants, or persons interested in leasing or purchasing the Premises, at any time during the term; or (e) To repair, maintain or improve the Project and to erect scaffolding and protective barricades around and about the Premises but not so as to prevent entry to the Premises and to do any other act or thing necessary for the safety or preservation of the Premises, or the Project. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of Landlord's entry onto the Premises as provided in this Section 21. Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this Section 21. Landlord shall conduct its activities on the Premises as provided herein in a manner that will cause the least inconvenience, annoyance or disturbance to Tenant. For each of these purposes, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of the Premises without prior written consent of Landlord. If Landlord gives its consent, Tenant shall furnish Landlord with a key for any such lock.

22. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or any beneficiary of a Deed of Trust with a lien on the Project or any ground lessor with respect to the Project, this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project, and (b) the lien of any mortgage or Deed of Trust which may now exist or hereafter be executed in any amount for which the Project, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or Deed of Trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or Deed of Trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such document in the name and on behalf of Tenant.

     Tenant, within ten (10) days from notice from Landlord, shall execute and deliver to Landlord, in recordable form, certificates stating that this Lease is not in default, is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. This certificate should also state the amount of current monthly rent, the dates to which rent has been paid in advance, and the amount of any security deposit and prepaid rent. Failure to deliver this certificate to Landlord within ten (10) days shall be conclusive upon Tenant that this Lease is in full force and effect and has not been modified except as may be represented by Landlord.

23. NOTICE. Any notice, demand, request, consent, approval, or communication desired by either party or required to be given, shall be in writing and served either personally or sent by prepaid certified first class mail, addressed as set forth in Section 1. Either party may change its address by notification to the other party. Notice shall be deemed to be communicated forty-eight (48) hours from the time of mailing, or from the time of service as provided in this Section 23.

24. WAIVER. No delay or omission in the exercise of any right or remedy by Landlord shall impair such right or remedy or be construed as a waiver. No act or conduct of Landlord, including without limitation, acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish termination of the Lease. Landlord's consent to or approval of any act by Tenant requiring the Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same of any other provision of the Lease.

25. SURRENDER OF PREMISES; HOLDING OVER. Upon expiration of the term, Tenant shall surrender to Landlord the Premises and all Tenant Improvements and alterations in good condition, except for ordinary wear and tear and alterations Tenant has the right or is obligated to remove under the provisions of Section 13 herein. Tenant shall remove all personal property including, without limitation, all wallpaper, paneling and other decorative improvements or fixtures and shall perform all restoration made necessary by the removal of any alterations of Tenant's personal property before the expiration of the term, including for example, restoring all wall surfaces to their condition prior to the commencement of this Lease. Landlord can elect to retain or dispose of in any manner Tenant's personal property not removed from the Premises by Tenant prior to the expiration of the term. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of Tenant's personal property. Tenant shall be liable to Landlord for Landlord's cost for storage, removal, or disposal of Tenant's personal property.

     If Tenant, with Landlord's consent, remains in possession of the Premises after expiration or termination of the term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on written 30-day notice at any time, by either party. All provisions of this Lease, except those pertaining to term and rent, shall apply to the month-to-month tenancy. Tenant shall pay monthly rent in an amount equal to 125% of Rent for the last full calendar month during the regular term plus 100% of said last month's estimate of Tenant's share of expenses pursuant to Section 4.c.3.

26. LIMITATION OF LIABILITY. In consideration of the benefits accruing hereunder, Tenant agrees that, in the event of any actual or alleged failure, breach or default of this Lease by Landlord, if Landlord is a partnership:

     a. The sole and exclusive remedy shall be against the partnership and its partnership assets;

     b. No partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

     c. No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

     d. No partner of Landlord shall be required to answer or otherwise plead to any service or process;

     e.   No judgment may be taken against any partner of Landlord;

     f. Any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;

     g. No writ of execution will ever be levied against the assets of any partner of Landlord;

     h. These covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

     Tenant agrees that each of the foregoing provisions shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

27.  MISCELLANEOUS PROVISIONS.

     a. TIME OF ESSENCE. Time is of the essence of each provision of this Lease.

     b. SUCCESSOR. This Lease shall be binding on and inure to the benefit of the parties and their successors, except as provided in Section 18 herein.

     d. COMMISSIONS. Each party represents that it has not had dealings with any real estate broker, finder, or other person with respect to this Lease in any manner, except for the broker identified in Section 1, who shall be compensated by Landlord.

     e. OTHER CHARGES. If Landlord becomes a party to any litigation concerning this Lease, the Premises, or the Project, by reason of any act or omission of Tenant or Tenant's authorized representatives, Tenant shall be liable to Landlord for reasonable attorney's fees and court costs incurred by Landlord in the litigation whether or not such litigation leads to actual court action. Should the court render a decision which is thereafter appealed by any party thereto, Tenant shall be liable to Landlord for reasonable attorney's fees and court costs incurred by Landlord in connection with such appeal.

          If either party commences any litigation against the other party or files in appeal of a decision arising out of or in connection with the Lease, the prevailing party shall be entitled to recover from the other party reasonable attorney's fees and costs of suit. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all collection agency and attorneys' fees charged to Landlord in addition to rent, late charges, interest, and other sums payable under this Lease. Tenant shall pay a charge of $75 to Landlord for preparation of a demand for delinquent rent.

     f. LANDLORD'S SUCCESSORS. In the event of a sale or conveyance by Landlord of the project, the same shall operate to release Landlord from any liability under this Lease, and in such event Landlord's successor in interest shall be solely responsible for all obligations of Landlord under this Lease.

     g. INTERPRETATION. This Lease shall be construed and interpreted in accordance with the laws of the state in which the Premises are located. This Lease constitutes the entire agreement between the parties with respect to the Premises and the Project, except for such guarantees or modifications as may be executed in writing by the parties from time to time. When required by the context of this Lease, the singular shall include the plural, and the masculine shall include the feminine and/or neuter. "Party" shall mean Landlord or Tenant. If more than one person or entity constitutes Landlord or Tenant, the obligations imposed upon that party shall be joint and several. The enforceability, invalidity, or illegality of any provision shall not render the other provisions unenforceable, invalid or illegal.

LANDLORD:

     Patrician Associates, Inc., a California corporation, and Koll Bernal Avenue Associates, a California general partnership doing business as Bernal Avenue Associates

     PATRICIAN ASSOCIATES, INC., a California corporation


     BY: /s/ Rod Vogel
         -------------------------------------------------

     ITS: Senior Regional Equity Administrator Commercial
          Estate Equities
         -------------------------------------------------

     BY:
         -------------------------------------------------

     ITS:
         -------------------------------------------------


     TENANT: INTELLIGENT PRODUCTS MARKETING, INC.

     BY: /s/ Edward [ILLEGIBLE]
         -------------------------------------------------

     ITS: President
         -------------------------------------------------


     BY:
         -------------------------------------------------

     ITS:
         -------------------------------------------------

                        FIRST ADDENDUM TO LEASE AGREEMENT

This First Addendum to Lease Agreement is entered into as of October 31, 1991 by and between Patrician Associates, Inc., a California corporation, and Koll Bernal Avenue Associates, a California general partnership, tenants-in-common operating as a joint venture under the name Bernal Avenue Associates ("Landlord") and Intelligent Products Marketing, Inc. for that certain Premises commonly known as:
7026 Koll Center Parwkay, Suite 215, Pleasanton, Ca 94566 as further described in Exhibit "A" attached to the Bernal Business Center Lease ("the Lease").

28.  ASSESSMENTS.

     A. Definition or Assessments. Tenant acknowledges that the "assessments" described in Section 4.c.1(e) of the Lease may include assessment districts or other funding mechanisms, including but not limited to, improvements districts, maintenance districts, special service zones or districts, or any combination thereof (collectively hereafter called "Assessments Districts") for the construction, alteration, expansion, improvements, completion, repair, operation, or maintenance, as the case may be, of on-site or off-site improvements, or services, or any combination thereof, as required by the City of Pleasanton (the "City") as a condition of approving the development of Bernal Corporate Park, of which Premises are a part. These Assessment Districts may provide, among other things, the following improvements or services: streets, curbs, interchanges, highways, traffic noise studies and mitigation measures, traffic control systems and expansion of city facilities to operate same, landscaping and lighting maintenance services, maintenance of flood control facilities, water storage and distribution facilities, fire apparatus, manpower, and other fire safety facilities, and sports facilities.

     B. Consent to Formation. Tenant hereby consents to the formation of any and all of the Assessment Districts and waives any and all rights of notice and any and all rights of protest in connection with formation of the Assessment Districts and agrees to execute all documents including, but not limited to, formal waivers of notice and protest, evidencing such consent and waiver upon request of Landlord of the City.

     C. No Increases in Assessment Expense. Notwithstanding the Provisions for payment of increases or new Assessment as expenses in Section 4.c., Landlord agrees that, during the term of this Lease, Tenant shall not be liable for any increases in Bernal Corporate Park Assessments, or Assessments imposed or levied after the execution date of the lease set forth in Section 1.a.

29. COVENANTS, CONDITIONS AND RESTRICTIONS. Reference is hereby made to that certain Declaration of Covenants, Conditions and Restrictions for Bernal Corporate Park recorded February 18, 1987, Series No.87-046032 of Official Records, Chicago Title Insurance Company. Landlord and Tenant agree that they are fully bound by the above-named Declaration.

30.  EMISSIONS; STORAGE, USE AND DISPOSAL OF WASTE

30.1 Emissions. Tenant shall not:

     a. Permit any vehicles on the premises to emit exhaust which is in violation of any governmental law, rule, regulation or requirement;

     b. Discharge, emit or permit to be discharged or emitted, any liquid, solid or gaseous matter, or any combination thereof, into the atmosphere, the ground or any body of water, which matter, as reasonably determined by Lessor or any governmental entity, does, or may, pollute or contaminate the same, or is, or may become, radioactive or does, or may, adversely effect the (1) health or safety of persons, wherever located, whether on the premises or anywhere else (2) condition, use or enjoyment of the premises of any other real or personal property, whether on the premises or anywhere else, or (3) premises or any of the improvements thereto or thereon including buildings, foundations, pipes, utility lines, landscaping or parking areas;

     c. Produce, or permit to be produced, any intense glare, light or heat except within an enclosed or screened area and then only in such manner that the glare, light or heat shall not be discernible from outside the premises;

     d. Create, or permit to be created, any sound pressure level which will interfere with the quiet enjoyment of any real property outside the premises, or which will create a nuisance or violate any governmental law, rule, regulation or requirement;

     e. Create, or permit to be created, any ground vibration that is discernible outside the premises;

     f. Transmit, receive or permit to be transmitted or received, any electromagnetic, microwave or other radiation in which is harmful or hazardous to any person or property in, or about the premises, or anywhere else.

30.2 Storage and Use.

     a. Storage. Subject to the uses permitted and prohibited to Tenant under this Lease, Tenant shall store in appropriate leak proof containers all solid, liquid, or gaseous matter, or any combination thereof, which matter, if discharged or emitted into the atmosphere, the ground or any body of water, does or may (1) pollute or contaminate the same, (2) adversely affect the (i) health or safety of persons, whether on the premises or anywhere else, (ii) condition, use or enjoyment of the premises or any real or personal property, whether on the premises or anywhere else, or (iii) premises or any of the improvements thereto or thereon.

     b. Use. In addition, without Landlord's prior written consent, Tenant shall not use, store or permit to remain on the premises any solid, liquid, or gaseous matter which is, or may become, radioactive. If Landlord does give its consent, Tenant shall store the materials in such a manner that no radioactivity will be detectable outside a designated storage area and Tenant shall use the materials in such a manner that (1) no real or personal property outside the designated storage area shall become contaminated thereby or (2) there are and shall be no adverse effects on the (i) health or safety of persons, whether on the premises or anywhere else, (ii) condition, use or enjoyment of the premises or any real or personal property thereon or therein, (iii) premises or any of the improvements thereto and thereon.

30.3 Disposal of Waste.

     a. Refuse Disposal. Tenant shall not keep any trash, garbage, waste or other refuse on the premises except in sanitary containers and shall regularly and frequently remove same from the premises. Tenant shall keep all incinerators, containers or other equipment used for the storage or disposal of such materials in a clean and sanitary condition.

     b. Sewage Disposal. Tenant shall properly dispose of all sanitary sewage and shall not use the sewage disposal system (1) for the disposal of anything except sanitary sewage or (2) excess of the lesser of the amount
     (a) reasonably contemplated by the uses permitted under this Lease or (b) permitted by any governmental entity. Tenant shall keep the sewage disposal system free of all obstructions and in good operating condition.

     c. Disposal of Other Waste. Tenant shall properly dispose of all other waste or other matter delivered to, stored upon, located upon or within, used on, or removed from, the premises in such a manner that it does not, and will not, adversely affect the (1) health or safety of persons, wherever located, whether on the premises or the Project, (2) condition, use or enjoyment of the premises or any other real or personal property, wherever located, whether on the premises or the Project, or (3) premises or any of the improvements thereto or thereon including buildings, foundations, pipes, utility lines, landscaping or parking areas.

30.4 Compliance with Law. Notwithstanding any other provision in the Lease to the contrary, Tenant shall comply with all laws, statutes, ordinances, regulations, rules and other governmental requirements in complying with its obligations under this lease, and in particular, relating to the storage, use and disposal of hazardous or toxic matter.

30.5 Indemnification. Tenant shall defend, indemnify and hold Landlord harmless from any loss, claim, liability or expense, including attorney's fees and costs, arising out of or in connection with its failure to observe or comply with the provisions of this Lease.

30.6 Storage Requirements: Tenant warrants that it shall not store, shelve, rack, or in any manner keep combustible or flammable objects higher than twelve (12) feet from the finished floor, and any object containing plastic material higher than five (5) feet from the finished floor, with no storage or shelves, or other obstructions above the plastic storage.

31. If during the term of this Lease Tenant occupies a larger warehouse facility, the rental rate will be determined using the rent schedule above for 967 square feet of the space and a market rate for the balance.

                                                            INITIAL
                                                            Lessor RV
                                                                  ------
                                                            Lessee [Illegible]
                                                                  ------

                           BERNAL CORPORATE PARK LEASE
                            FIRST AMENDMENT TO LEASE

     That certain Lease dated October 31, 1991, by and between PATRICIAN ASSOCIATES, INC., a California corporation, and KOLL BERNAL AVENUE ASSOCIATES, a California partnership as tenants in common operating as a joint venture under the name BERNAL AVENUE ASSOCIATES, Landlord, and INTELLIGENT PRODUCTS MARKETING, INC., Tenant, for the premises located at 7026 Koll Center Parkway, Suite 217, is amended this 12th day of February, 1996 by amending (or adding as the case may be) the clauses below with the like numbered clauses in the Lease.

BASIC LEASE TERMS

1.h. Term of Lease:

     Commencement Date:                           December 9, 1991
     Expiration Date:                             December 8, 2001
     Amount of Extension:                         Five (5) Years

1.i. Base Monthly Rent:
     Effective Date of Rental Adjustment                  Base Monthly Rent

     December 9, 1996 to December 8, 2001                       $676.90

4.   Rent

     c. Expenses (add to the end of paragraph).... "the Annual Expense Base as shown in Section 1 shall be $3.10 per square foot on an annual basis or the actual Annual Expense for 1997, whichever is greater."

32.  Tenant Relocation within Bernal Corporate Park

     If Landlord and Tenant agree to relocate Tenant within Bernal Corporate Park, Landlord will extend the $.70/square foot rental rate on the first 1,517 rentable square feet of new space occupied through December 8, 2001.

All other terms and conditions of the above described Lease shall remain in full force and effect.

LANDLORD: BERNAL AVENUE ASSOCIATES, a joint venture

          Patrician Associates, Inc., a California Corporation, and Koll Bernal Avenue Associates, a California general partnership doing business as Bernal Avenue Associates
          PATRICIAN ASSOCIATES, INC., a California Corporation


          BY: /s/ Kurt D. Schaeffer
              ------------------------------------------------


          ITS: Vice President
              ------------------------------------------------

TENANT:   INTELLIGENT PRODUCTS MARKETING, INC.


          BY: /s/ Edward [ILLEGIBLE]
              ------------------------------------------------


          ITS: President
              ------------------------------------------------

                              BUSINESS CENTER LEASE

1. BASIC LEASE TERMS

     a.    DATE OF LEASE EXECUTION: October 31, 1991

     b.    TENANT: Intelligent Products Marketing, Inc.

           Trade Name: same

           Address (Leased Premises): 7020 Koll Center Parkway, Suite 100
                                      Pleasanton, California 94566
                                      Building/Unit 01/100

           Address (For Notices): same

     c.    LANDLORD: BERNAL AVENUE ASSOCIATES

           Address (For Notices): 7011 Koll Center Parkway, Suite 210
                                  Pleasanton, California 94566

     d.    TENANT'S USE OF PREMISES: Administrative Offices

     e.    PREMISES AREA: 6,375 rentable square feet

     f.    PROJECT AREA: 133,920 square feet

     g.    PREMISES PERCENT OF PROJECT: 4.76%

     h. TERM OF LEASE: Commencement: 12/09/91 Expiration: 12/08/96 Number of Months: 60

     i.    BASE MONTHLY RENT: $0.00

     j.    RENT ADJUSTMENT:

           (1) Step Increase. The provisions of section 4.b.(1) apply as follows:

           Effective Date of            New Base
           Rent Increase                Monthly Rent

           06/01 ,  1992                $ 3,973.00
           ------     --                 ---------
           07/01 ,  1992                $ 5,418.00
           ------     --                 ---------
           12/01 ,  1992                $ 6,056.00
           ------     --                 ---------
           12/01 ,  1993                $ 6,375.00
           ------     --                 ---------
           12/01 ,  1994                $ 7,012.00
           ------     --                 ---------

     k.    ANNUAL EXPENSE BASE:

           Expense Rate                  $ 3.10
           Premises Area Square Feet     X 6,375
           Annual Expense Base           $ 19,762.50

     l.    PREPAID RENT: $ 0.00

     m. TOTAL SECURITY DEPOSIT: $5,418.00, Including a $ 638.00 non-refundable cleaning fee.

     n.    BROKER(S): Marty Douglas/Douglas & Associates

     o.    GUARANTORS: N/A

     p.    ADDITIONAL SECTIONS:

           Additional sections of this lease numbered 28 through 30.6 are attached hereto and made a part hereof. If none, so state in the following space ___X___.

     q.    ADDITIONAL EXHIBITS:
           Additional exhibits lettered D through ________ are attached hereto and made a part hereof. If none, so state in the following space none.

2. PREMISES. Landlord leases to Tenant the Premises described in Section 1 and in Exhibit A (the "Premises"), located in this Project described on Exhibit B (the "Project"). Landlord reserves the right to modify Tenant's percentage of the Project as set forth in Section 1 if the Project size is increased through the development of additional property. By entry on the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition, subject to any additional work Landlord has agreed to do.

3. TERM. The term of this Lease is for the period set forth in Section 1, commencing on the date in Section 1. If Landlord, for any reason, cannot deliver possession of the Premises to Tenant upon commencement of the term, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting from such delay. In that event, however, there shall be a rent abatement covering the period between the commencement of the term and the time when Landlord delivers possession to Tenant, and all other terms and conditions of this Lease shall remain in full force and effect, provided, however, that if Landlord cannot deliver possession of the Premises to Tenant, this Lease shall be void. If delay in possession is caused by Tenant's failure to perform any obligation in accordance with this Lease, the term shall commence as set forth in Section 1 and there shall be no reduction of rent between the commencement of the term and the time Tenant takes possession.

4.   RENT.

     a. Base Rent. Tenant shall pay to Landlord monthly base rent in the initial amount in Section 1 which shall be payable monthly in advance on the first day of each and every calendar month ("Base Monthly Rent") provided, however, the first month's rent is due and payable upon execution of this Lease. If the term of this Lease contains any rental abatement period, Tenant hereby agrees that if Tenant breaches the Lease and/or abandons the Premises before the end of the Lease term, or if Tenant's right to possessions is terminated by Landlord because of Tenant's breach of the Lease, Landlord shall, at its option, (1) void the rental abatement period; and (2) recover from Tenant, in addition to any damages due Landlord under the terms and conditions of the Lease, rent prorated for the duration of the rental abatement period at a rental rate equivalent to two (2) times the effective Base Monthly Rent.

     For purposes of Section 467 of the Internal Revenue Code, the parties to this Lease hereby agree to allocate the stated rents, provided herein, to the periods which correspond to the actual rent payments as provided under the terms and conditions of this agreement.

     h. Rent Adjustment.

          1) Step Increase. Base Monthly Rent shall be increased periodically to the amounts and at the times set forth in Section 1.j.

     c. Expenses. The purpose of this Section 4.c. is to ensure that Tenant bears a share of all Expenses related to the use, maintenance, ownership, repair or replacement, and insurance of the Project. Accordingly, beginning on the date Tenant takes possession of the Premises, Tenant shall pay to Landlord that portion of Tenant's share of Expenses related to the Project which is in excess of the Annual Expense Base shown in Section 1.

          1) Expenses Defined. The term "Expenses" shall mean all costs and expenses of the ownership, operation maintenance, repair or replacement, and insurance of the Project, including without limitation, the following costs:

               (a) All supplies, materials, labor, equipment, and utilities used in or related to the operation and maintenance of the Project;

               (b) All maintenance, management, janitorial, legal, accounting, insurance, and service agreement costs related to the Project;

               (c) All maintenance, replacement and repair costs relating to the areas within or around the Project, including, without limitation, air conditioning systems, sidewalks, landscaping, service areas, driveways, parking areas, (including resurfacing and restriping parking areas), walkways, building exteriors (including painting), signs and directories, repairing and replacing roofs, walls, etc. These costs may be included either based on actual expenditures or the use of an accounting reserve based on past cost experience for the Project.

               (d) Amortization (along with reasonable financing charges) of capital improvements made to the Project which may be required by any government authority or which will improve the operating efficiency of the Project (provided, however, that the amount of such amortization for improvements not mandated by government authority shall not exceed in any year the amount of costs reasonably determined by Landlord in its sole discretion to have been saved by the expenditure either through the reduction or minimizations of increases which would have otherwise occurred).

               (e) Real Property Taxes including all taxes, assessments (general and special) and other impositions or charges which may be taxed, charged, levied, assessed or imposed upon all or any portion of or in relation to the Project or any portion thereof, any leasehold estate in the Premises or measured by rent from the Premises, including any increase caused by the transfer, sale or encumbrance of the Project or any portion thereof. "Real Property Taxes" shall also include any form of assessment, levy, penalty, charge or tax (other than estate, inheritance, net income, or franchise taxes) imposed by any authority having a direct or indirect power to tax or charge, including, without limitation, any city, county, state, federal or any improvement or other district, whether such tax is (1) determined by the area of the Project or the rent or other sums payable under this Lease; (2) upon or with respect to any legal or equitable interest of Landlord in the Project or any part thereof; (3) upon this transaction or any document to which Tenant is a party creating a transfer in any interest in the Project; (4) in lieu of or as a direct substitute in whole or in part of or in addition to any real property taxes on the Project; (5) based on any parking spaces or parking facilities provided in the Project; or (6) in consideration for services, such as police protection, fire protection, street, sidewalk and roadway maintenance, refuse removal or other services that may be provided by any governmental or quasi-governmental agency from time to time which were formerly provided without charge or with less charge to property owners or occupants.

     2) Annual Estimate of Expenses. When Tenant takes possession of the Premises, Landlord shall estimate Tenant's portion of Expenses for the remainder of the calendar year based on the Tenant's portion of the Project Area set forth in Section 1. At the commencement of each calendar year thereafter, Landlord shall estimate Tenant's portion of Expenses for the coming year based on the Tenant's portion of the Project Area set forth in
     Section 1.

     3) Monthly Payment of Expenses. If Tenant's portion of said estimate of Expenses shows an increase for the remainder of the calendar year over the Annual Expense Base, as set forth in Section 1, Tenant shall pay to Landlord, as additional rent, such estimated increase in monthly installments of one-twelfth (1/12) beginning on the date Tenant takes possession of the Premises. If Tenant's portion of said estimate of Expenses shows an increase for subsequent calendar years over the Annual Expense Base, as set forth in Section 1, Tenant shall pay Landlord, as additional rent, such estimated increase in monthly installments of one-twelfth (1/12) beginning on January 1 of the forthcoming calendar year, and one-twelfth (1/12) on the first day of each succeeding calendar month. As soon as practical following each calendar year, Landlord shall prepare an accounting of actual Expenses incurred during the prior calendar year and such accounting shall reflect Tenant's share of Expenses. If the additional rent paid by Tenant under this Section 4.c.3 during the preceding calendar year was less than the actual amount of Tenant's share of Expenses. Landlord shall so notify Tenant and Tenant shall pay such amount to Landlord within thirty (30) days of receipt of such notice. Such amount shall be deemed to have accrued during the prior calendar year and shall be due and payable from Tenant even though the term of this Lease has expired or this Lease has been terminated prior to Tenant's receipt of this notice. Tenant shall have thirty (30) days from receipt of such notice to contest the amount due; failure to so notify Landlord shall represent final determination of Tenant's share of expenses. If Tenant's payments were greater than the actual amount, then such overpayment shall be credited by Landlord to all present rent due under this Section 4.c.3.

     4) Rent Without Offset and Late Charge. All rent shall be paid by Tenant to Landlord monthly in advance on the first day of every calendar month, at the address shown in Section 1, or such other place as Landlord may designate in writing from time to time. All rent shall be paid without prior demand or notice without any deduction or offset whatsoever. All rent shall be paid in lawful currency of the United States of America. All rent due for any partial month shall be prorated at the rate calculated by dividing the number of days for which rent is due by the actual number of days in the month and multiplied by the applicable monthly rate. Tenant acknowledges that late payment by Tenant to Landlord of any rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such cost being extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Premises. Therefore, if any rent or other sum due from Tenant is not received by the eleventh of each month, Tenant shall pay to Landlord an additional sum equal to 10% of such overdue payment. Landlord and Tenant hereby agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any such late payment and that the late charge is in addition to any and all remedies available to the Landlord and that the assessment and/or collection of the late charge shall not be deemed a waiver of any other default. Additionally, all such delinquent rent or other sums, plus this late charge, shall bear interest at the then maximum lawful rate permitted to be charged by Landlord. Any payments of any kind returned for insufficient hands will be subject to an additional handling charge of $25.00, and thereafter, Landlord may require Tenant to pay all future payments of rent or other sums due by money order or cashier's check.

5. PREPAID RENT. Upon the execution of this Lease, Tenant shall pay to Landlord the prepaid rent set forth in Section 1, and if Tenant is not in default of any provisions of this Lease, such prepaid rent shall be applied toward the rent due to the last month of the term. Landlord's obligations with respect to the prepaid rent are those of a debtor and not of a trustee, and Landlord can commingle the prepaid rent with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the prepaid rent. Landlord shall be entitled to immediately endorse and cash Tenant's prepaid rent; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said prepaid rent.

6. DEPOSIT. Upon execution of this lease, Tenant shall deposit the security deposit set forth in Section 1 with Landlord, in part as security for the performance by Tenant of the provisions of this Lease and in part as a cleaning fee. If Tenant is in default, Landlord can use the security deposit or any portion of it to cure the default or to compensate Landlord for any damages sustained by Landlord resulting from Tenant's default. Upon demand, Tenant shall immediately pay to Landlord a sum equal to the portion of the security deposit expended or applied by Landlord to maintain the security deposit in the amount initially deposited with Landlord. In no event with Tenant have the right to apply any part of the security deposit to any rent or other sums due under this Lease. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the entire security deposit to Tenant, except for 10% of first month's rent or $125, whichever is greater. which Landlord shall retain as a non-refundable cleaning fee. Landlord's obligations with respect to the deposit are those of a debtor and not of a trustee, and Landlord can commingle the security deposit with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the deposit. Landlord shall be entitled to immediately endorse and cash Tenant's prepaid deposit; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said prepaid deposit.

7. USE OF PREMISES AND PROJECT FACILITIES. Tenant shall use the Premises solely for the purposes set forth in Section 1 and for no other purpose without obtaining the prior written consent of Landlord. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of the Premises or the Project for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises or the Project, except as provided in writing in this Lease. Tenant acknowledges that Landlord may from time to time, at its sole discretion, make such modifications, alterations, deletions or improvements to the Project as Landlord may deem necessary or desirable, without compensation or notice to Tenant. Tenant shall promptly comply with all laws, ordinances, orders and regulations affecting the Premises and the Project, including, without limitation, any rules and regulations that may be attached to this Lease and to any reasonable modifications to these rules and regulations as Landlord may adopt from time to time. Tenant shall not do or permit anything to be done in or about the Premises or bring or keep anything in the Premises that will in any way increase the premiums paid by Landlord on its insurance related to the Project or which will in any way increase the premiums for fire or casualty insurance carried by other tenants in the Project. Tenant will not perform any act or carry on any practices that may injure the Premises or the Project; that may be a nuisance or menace to other tenants in the Project; or that shall in any way interfere with the quiet enjoyment of such other tenants. Tenant shall not use the Premises for, sleeping, washing clothes, cooking or the preparation, manufacture or mixing of anything that might emit any objectionable odor, noises, vibrations or lights onto such other tenants. If sound insulation is required to muffle noise produced by Tenant on the Premises, Tenant at its own cost shall provide all necessary insulation. Tenant shall not do anything on the Premises which will overload any existing parking or service to the Premises. Pets and/or animals of any type shall not be kept on the Premises.

8. SIGNAGE. All signing shall comply with rules and regulations set forth by Landlord as may be modified from time to time. Current rules and regulations relating to signs are described on Exhibit C. Tenant shall place no window covering (e.g., shades, blinds, curtains, drapes, screens, or tinting materials), stickers, signs, lettering, banners or advertising or display material on or near exterior windows or doors if such materials are visible for the exterior of the Premises, without Landlord's prior written consent. Similarly, Tenant may not install any alarm boxes, foil protection tape or other security equipment on the Premises without Landlord's prior written consent. Any material violating this provision may be destroyed by Landlord without compensation to Tenant.


9. PERSONAL PROPERTY TAXES. Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operations as well as upon all trade fixtures, leasehold improvements merchandise and other personal property in or about the Premises.

10. PARKING. Landlord grants to Tenant and Tenant's customers, suppliers, employees and invitees, a non-exclusive license to use the designated parking areas in the Project for the use of motor vehicles during the term of this Lease. Landlord reserves the right at any time to grant similar non-exclusive use to other tenants, to promulgate rules and regulations relating to the use of such parking areas, including reasonable restrictions on parking by tenants and employees, to designate specific spaces for the use of any tenant, to make changes in the parking layout from time to time, and to establish reasonable time limits on parking. Overnight parking is prohibited for automobiles only, and any automobile violating this or any other vehicle regulation adopted by Landlord is subject to removal at the owner's expense.

11.  UTILITIES. (Strike and initial clause which does not apply)

     a.   Office Space

          [STRICKEN]

     b. Industrial Space. Tenant shall pay for all water, gas, heat, light, power, sewer, electricity, telephone or other service metered, chargeable or provided to the Premises. Landlord reserves the right to install separate meters for any such utility and charge tenant for the cost of such installation.

12. MAINTENANCE. Landlord shall maintain, in good condition, the structural parts of the Premises, which shall include only the foundations, bearing and exterior walls (excluding glass), subflooring and roof (excluding skylights), the unexposed electrical, plumbing and sewerage systems, including without limitation, those portions of the systems lying outside the Premises, exterior doors (excluding glass), window frames, gutters and downspouts on the Building and the heating, ventilating and air conditioning systems servicing the Premises; provided, however, the cost of all such maintenance shall be considered "Expenses" for purposes of Section 4.c. Except as provided above, Tenant shall maintain and repair the Premises in good condition, including, without limitation, maintaining and repairing all walls, floors, ceilings, interior doors, exterior and interior windows and fixtures as well as damage caused by Tenant, its agents, employees or invitees. Upon expiration or termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as existed at the commencement of the term, except for reasonable wear and tear or damage caused by fire or other casualty for which Landlord has received all funds necessary for restoration of the Premises from insurance proceeds.

13. ALTERATIONS. Tenant shall not make any alteration to the Premises, or to the Project, including any changes to the existing landscaping, without Landlord's prior written consent. If Landlord gives its consent to such alterations, Landlord may post notices in accordance with the laws of the state in which the Premises are located. Any alterations made shall remain on and be surrendered with the Premises upon expiration or termination of this Lease, except that Landlord may, within 30 days before or 30 days after expiration of the term, elect to require Tenant to remove any alterations which Tenant my have made to the Premises. If Landlord so elects, at its own cost Tenant shall restore the Premises to the condition designated by Landlord in its election, before the last day of the term or within 30 days after notice of its election is given, which ever is later.

     Should Landlord consent in writing to Tenant's alteration of the Premises, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations, shall secure all appropriate governmental approvals, and permits, and shall complete such alterations with due diligence in compliance with plans and specifications approved by Landlord. All such construction shall be performed in a manner which will not interfere with the quiet enjoyment of other tenants of the Project. Tenant shall pay all costs for such construction and shall keep the Premises and the Project free and clear of all mechanics' liens which may result from construction by Tenant.

14. RELEASE AND INDEMNITY. As material consideration to Landlord, Tenant agrees that Landlord shall not be liable to Tenant for any damage to Tenant or Tenant's property from any cause, and Tenant waives all claims against Landlord for damage to persons or property arising for any reason, except for damage resulting from Landlord's breach it its express obligations under this Lease which Landlord has not cured within a reasonable time after receipt of written notice of such breach from Tenant. Tenant shall indemnify and hold Landlord harmless from all damages arising out of any damage to any person or property occurring in, on or about the Premises or Tenant's use of the Premises or Tenant's breach of any term of this Lease.

15. INSURANCE. Tenant, at its cost, shall maintain public liability and property damage insurance and product liability insurance with a single combined liability limit of $1,000,000, insuring against all liability of Tenant and its authorized representatives arising out of or in connection with Tenant's use or occupancy of the Premises. Public liability insurance, products liability insurance and property damage insurance shall insure performance by Tenant of the indemnity provisions of Section 14. Landlord shall be named as additional insured and the policy shall contain cross-liability endorsements. On all its personal property, at its cost, Tenant shall maintain a policy of standard fire and extended coverage insurance with vandalism and malicious mischief endorsements and "all risk" coverage on all Tenant's improvements and alterations in or about the Premises, to the extent of at least 90% of their full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of personal property and the restoration of Tenant's improvements or alterations. All insurance required to be provided by Tenant under this Lease shall release Landlord from any claims for damage to any person or the Premises and the Project, and to Tenant's fixtures, personal property, improvements and alterations in or on the Premises or the Project, caused by or resulting from risks incurred against under any insurance policy carried by Tenant in force at the time of such damage. All insurance required to be provided by Tenant under this Lease: (a) shall be issued by insurance companies authorized to do business in the state in which the premises are located with a financial rating of at least an A + XII status as rated in the most recent edition of Best's Insurance Reports;
     (b) shall be issued
     by insurance companies authorized to do business in the state in which the premises are located with a financial rating or at least an A + XII status as rated in the most recent edition of Best's Insurance Reports; (b) shall be issued as a primary policy; and (c) shall contain an endorsement requiring at least 30 days prior written notice of cancellation to Landlord and Landlord's lender, before cancellation or change in coverage, scope or amount of any policy. Tenant shall deliver a certificate or copy of such policy together with evidence of payment of all current premiums to Landlord within 30 days of execution of this Lease. Tenant's failure to provide evidence of such coverage to Landlord may, in Landlord's sole discretion, constitute a default under this Lease.

16. DESTRUCTION. If during the term, the Premises or Project are more than 10% destroyed from any cause, or rendered inaccessible or unusable from any cause, Landlord may, in its sole discretion, terminate this Lease by delivery of notice to Tenant within 30 days of such event without compensation to Tenant. If in Landlord's estimation, the Premises cannot be restored within 90 days following such destruction, the Landlord shall immediately notify Tenant and Tenant may terminate this Lease by delivery of notice to Landlord within 30 days of receipt of Landlord's notice. If Landlord does not terminate this Lease and if in Landlord's estimation the Premises can be restored within 90 days, then Landlord shall commence to restore the Premises in compliance with then existing laws and shall complete such restoration with due diligence. In such event, this Lease shall remain in full force and effect, but there shall be an abatement of rent between the date of destruction and the date of completion or restoration, based on the extent to which destruction interferes with Tenant's use of the Premises.

17.  CONDEMNATION.

     a. DEFINITIONS. The following definitions shall apply. (1) "Condemnation" means (a) the exercise of any governmental power of eminent domain, whether by legal proceedings or otherwise by condemnor and (b) the voluntary sale or transfer by Landlord to any condemnor either under threat of condemnation or while legal proceedings for condemnation are proceeding; (2) "Date of Taking" means the date the condemnor has right to possession of the property being condemned; (3) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation; and (4) "Condemnor" means any public or quasi-public authority or private corporation or individual, having power of condemnation.

     b. OBLIGATIONS TO BE GOVERNED BY LEASE. If during the term of the Lease there is any taking of all or any part of the Premises or the Project, the rights and obligations of the parties shall be determined pursuant to this Lease.

     c. TOTAL OR PARTIAL TAKING. If the Premises are totally taken by condemnation, this Lease shall terminate on the date of taking. If any portion of the Premises is taken by condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of Premises. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate by giving notice to Landlord within thirty (30) days after the nature and extent of the taking have been finally determined. If Tenant elects to terminate this Lease, Tenant shall also notify Landlord of the date of termination which date shall not be earlier than thirty (30) days nor later than ninety (90) days after Tenant has notified Landlord of its election to terminate; except that this Lease shall terminate on the date of taking if the date of taking falls on a date before the date of termination as designated by Tenant. If any portion of the Premises is taken by condemnation and this Lease remains in full force and effect, on the date of taking the rent shall be reduced by an amount in the same ratio as the total number of square feet in the Premises taken bears to the total number of square feet in the Premises immediately before the date of taking.

18. ASSIGNMENT OR SUBLEASE. Tenant shall not assign or encumber its interest in this Lease or the Premises or sublease all or any part of the Premises or allow any other person or entity (except Tenant's authorized representatives, employees, invitees, or guests) to occupy or use all or any part of the Premises without first obtaining Landlord's consent, which Landlord may withhold in its sole discretion. Any assignment, encumbrance or sublease without Landlord's written consent shall be voidable and at Landlord's election, shall constitute a default. If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law of any partner, or the dissolution of the partnership, shall be deemed a voluntary assignment. If Tenant consists of more than one person, a purported assignment, voluntary or involuntary or by operation of law from one person to the other shall be deemed a voluntary assignment. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of at least 25% of the value of the assets of Tenant shall be deemed a voluntary assignment. The phrase "controlling percentage" means ownership of and right to vote stock possessing at least 25% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for election of directors. This Section 18 shall not apply to corporations fifty percent of the stock of which is traded through an exchange or over the counter. Fifty percent of all rent received by Tenant from its subtenants if they occupy all of the space in excess of the rent payable by Tenant to Landlord under this Lease shall be paid to Landlord, or fifty percent of any sums be paid by an assignee to Tenant in consideration of the assignment of this Lease shall be paid to Landlord. If Tenant requests Landlord to consent to a proposed assignment or subletting, Tenant shall pay to Landlord, whether or not consent is ultimately given, $100 or Landlord's reasonable attorney's fees incurred in connection with such request, whichever is greater.

     No interest of Tenant in this Lease shall be assignable by involuntary assignment through operation of law (including without limitation the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment:
     (a) If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes proceedings under the Bankruptcy Act in which Tenant is the bankrupt; or if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; or (b) If a writ of attachment or execution is levied on this Lease; or (c) If in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

19. DEFAULT. The occurrence of any of the following shall constitute a default by Tenant. (a) A failure to pay rent or other charge when due; (b) Abandonment and vacation of the Premises (failure to occupy and operate the Premises for ten (10) consecutive days shall be deemed an abandonment and vacation); or (c) Failure to perform any other provision of this Lease.

20. LANDLORD'S REMEDIES. Landlord shall have the following remedies if Tenant is in default. (These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law): Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. Upon termination of Tenant's right to possession, Landlord has the right to recover from Tenant: (1) The worth of the unpaid rent that had been earned at the time of termination of Tenant's right to possession; (2) The worth of the amount of the unpaid rent that would have been earned after the date of termination of Tenant's right to possession; (3) Any other amount, including court, attorney, and collection costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. "The worth," as used for Item 20(1) in this Paragraph 20 is to be computed by allowing interest at the maximum rate an individual is permitted to charge by law or 12%, whichever is greater. "The worth at the time of the award" as used for Item 20(2) in this Paragraph 20 is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of termination of Tenant's right of possession.

21. ENTRY ON PREMISES. Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times for any of the following purposes: (a) To determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (b) To do any necessary maintenance and to make any restoration to the Premises or the Project that Landlord has the right or obligation to perform; (c) To post "for sale" signs at any time during the term, to post "for rent" or "for lease" signs during the last ninety (90) days of the term, or during any period while Tenant is in default; (d) To show the Premises to prospective brokers, agents, buyers, tenants, or persons interested in leasing or purchasing the Premises, at any time during the term; or (e) To repair, maintain or improve the Project and to erect scaffolding and protective barricades around and about the Premises but not so as to prevent entry to the Premises and to do any other act or thing necessary for the safety or preservation of the Premises or the Project. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of Landlord's entry onto the Premises as provided in this Section 21. Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this Section 21. Landlord shall conduct its activities on the Premises as provided herein in a manner that will cause the least inconvenience, annoyance or disturbance to Tenant. For each of these purposes, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of the Premises without prior written consent of Landlord. If Landlord gives its consent, Tenant shall furnish Landlord with a key for any such lock.

22. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or any beneficiary of a Deed of Trust with a lien on the Project or any ground lessor with respect to the Project, this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project, and (b) the lien of any mortgage or Deed of Trust which may now exist or hereafter be executed in any amount for which the Project, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or Deed of Trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or Deed of Trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such document in the name and on behalf of Tenant.

     Tenant, within ten (10) days from notice from Landlord, shall execute and deliver to Landlord, in recordable form, certificates stating that this Lease is not in default, is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. This certificate should also state the amount of current monthly rent, the dates to which rent has been paid in advance, and the amount of any security deposit and prepaid rent. Failure to deliver this certificate to Landlord within ten (10) days shall be conclusive upon Tenant that this Lease is in full force and effect and has not been modified except as may be represented by Landlord.

23. NOTICE. Any notice, demand, request, consent, approval, or communication desired by either party or required to be given, shall be in writing and served either personally or sent by prepaid certified first class mail, addressed as set forth in Section 1. Either party may change its address by notification to the other party. Notice shall be deemed to be communicated forty-eight (48) hours from the time of mailing, or from the time of service as provided in this Section 23.

24. WAIVER. No delay or omission in the exercise of any right or remedy by Landlord shall impair such right or remedy or be construed as a waiver. No act or conduct of Landlord, including without limitation, acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish termination of the Lease. Landlord's consent to or approval of any act by Tenant requiring the Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same of any other provision of the Lease.

25. SURRENDER OF PREMISES; HOLDING OVER. Upon expiration of the term, Tenant shall surrender to Landlord the Premises and all Tenant Improvements and alterations in good condition, except for ordinary wear and tear and alterations Tenant has the right or is obligated to remove under the provisions of Section 13 herein. Tenant shall remove all personal property including, without limitation, all wallpaper, paneling and other decorative improvements or fixtures and shall perform all restoration made necessary by the removal of any alterations of Tenant's personal property before the expiration of the term, including for example, restoring all wall surfaces to their condition prior to the commencement of this Lease. Landlord can elect to retain or dispose of in any manner Tenant's personal property not removed from the Premises by Tenant prior to the expiration of the term. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of Tenant's personal property. Tenant shall be liable to Landlord for Landlord's cost for storage, removal, or disposal of Tenant's personal property.

     If Tenant, with Landlord's consent, remains in possession of the Premises after expiration or termination of the term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on written 30-day notice at any time, by either party. All provisions of this Lease, except those pertaining to term and rent, shall apply to the month-to-month tenancy. Tenant shall pay monthly rent in an amount equal to 125% of Rent for the last full calendar month during the regular term plus 100% of said last month's estimate of Tenant's share of Expenses pursuant to Section 4.c.3.

26. LIMITATION OF LIABILITY. In consideration of the benefits accruing hereunder, Tenant agrees that, in the event of any actual or alleged failure, breach or default of this Lease by Landlord, if Landlord is a partnership:

     a. The sole and exclusive remedy shall be against the partnership and its partnership assets;

     b. No partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

     c. No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

     d. No partner of Landlord shall be required to answer or otherwise plead to any service or process:

     e.   No judgment may be taken against any partner of Landlord:

     f. Any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;

     g. No writ of execution will ever be levied against the assets of any partner of Landlord;

     h. These covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

          Tenant agrees that each of the foregoing provisions shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

27.  MISCELLANEOUS PROVISIONS.

     a. TIME OF ESSENCE. Time is of the essence of each provision of this Lease.

     b. SUCCESSOR. This Lease shall be binding on and inure to the benefit of the parties and their successors, except as provided in Section 18 herein.

     c. LANDLORD'S CONSENT. Any consent required by Landlord under this Lease must be granted in writing and may be withheld by Landlord in its sole and absolute discretion.

     d. COMMISSIONS. Each party represents that it has not had dealings with any real estate broker, finder, or other person with respect to this Lease in any manner, except for the broker identified in Section 1, who shall be compensated by Landlord.

     e. OTHER CHARGES. If Landlord becomes a party to any litigation concerning this Lease the Premises, or the Project, by reason of any act or omission of Tenant or Tenant's authorized representatives, Tenant shall be liable to Landlord for reasonable attorney's fees and court costs incurred by landlord in the litigation whether or not such litigation leads to actual court action. Should the court render a decision which is thereafter appealed by any party thereto, Tenant shall be liable to Landlord for reasonable attorney's fees and court costs incurred by Landlord in connection with such appeal.

          If either party commences any litigation against the other party or files an appeal of a decision arising out of or in connection with the Lease, the prevailing party shall be entitled to recover from the other party reasonable attorney's fees and costs of suit. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all collection agency and attorneys' fees charged to Landlord in addition to rent, late charges, interest, and other sums payable under this Lease. Tenant shall pay a charge of $75 to Landlord for preparation of a demand for delinquent rent.

     f. LANDLORD'S SUCCESSORS. In the event of a sale or conveyance by Landlord of the project, the same shall operate to release Landlord from any liability under this Lease, and in such event Landlord's successor in interest shall be solely responsible for all obligations of Landlord under this Lease.

     g. INTERPRETATION. This Lease shall be construed and interpreted in accordance with the laws of the state in which the Premises are located. This Lease constitutes the entire agreement between the parties with respect to the Premises and the Project, except for such guarantees or modifications as may be executed in writing by the parties from time to time. When required by the context of this Lease, the singular shall include the plural, and the masculine shall include the feminine and/or neuter. "Party" shall mean Landlord or Tenant. If more than one person or entity constitutes Landlord or Tenant, the obligations imposed upon that party shall be joint and several. The enforceability, invalidity. or illegality of any provision shall not render the other provisions unenforceable, invalid or illegal.

LANDLORD:

     Patrician Associates, Inc., a California corporation, and Koll Bernal Avenue Associates, a California general partnership doing business as Bernal Avenue Associates

     PATRICIAN ASSOCIATES INC., a California corporation


     BY  /s/ Rod Vogel
         ----------------------
     ITS: Senior Regional Equity Administrator
          Commercial Real Estate Equities
         ---------------------
     BY  _____________________

     ITS:_____________________


TENANT: INTELLIGENT PRODUCTS MARKETING, INC.

     BY /s/ Edward [ILLEGIBLE]
        ----------------------
     ITS: President
        ----------------------
     BY:______________________

     ITS:_____________________

                        FIRST ADDENDUM TO LEASE AGREEMENT

This First Addendum to Lease Agreement is entered into as of October 31, 1991 by and between Patrician Associates, Inc., a California corporation, and Koll Bernal Avenue Associates, a California general partnership, tenants-in-common operating as a joint venture under the name Bernal Avenue Associates ("Landlord") and Intelligent Products Marketing Inc. for that certain premises commonly known as: 7020 Koll Center Parkway, Suite 100, Pleasanton, Ca 94566 as further described in Exhibit "A" attached to the Bernal Business Center Lease ("the Lease").

28.  ASSESSMENTS.

     A. Definition of Assessments. Tenant acknowledges that the "assessments" described in Section 4.c.1(e) of the Lease may include assessment districts or other funding mechanisms, including but not limited to, improvements districts, maintenance districts, special service zones or districts, or any combination thereof (collectively hereafter called "Assessments Districts") for the construction, alteration, expansion, improvements, completion, repair, operation, or maintenance, as the case may be, of on-site or off-site improvements, or services, or any combination thereof as required by the City of Pleasanton (the "City") as a condition of approving the development of Bernal Corporate Park, of which Premises are a part. These Assessment Districts may provide, among other things, the following improvements or services: streets, curbs, interchanges, highways, traffic noise studies and mitigation measures, traffic control systems and expansion of city facilities to operate same, landscaping and lighting maintenance services, maintenance of flood control facilities, water storage and distribution facilities, fire apparatus, manpower, and other fire safety facilities, and sports facilities.

     B. Consent to Formation. Tenant hereby consents to the formation of any and all of the Assessment Districts and waives any and all rights of notice and any and all rights of protest in connection with formation of the Assessment Districts and agrees to execute all documents including, but not limited to, formal waivers of notice and protest, evidencing such consent and waiver upon request of Landlord of the City.

     C. No Increases in Assessment Expense. Notwithstanding the Provisions for payment of increases or new Assessment as expenses in Section 4.c., Landlord agrees that, during the term of this Lease, Tenant shall not be liable for any increases in Bernal Corporate Park Assessments, or Assessments imposed or levied after the execution date of the lease set forth in Section 1.a.

29. COVENANTS, CONDITIONS AND RESTRICTIONS. Reference is hereby made to that certain Declaration of Covenants, Conditions and Restrictions for Bernal Corporate Park recorded February l8, 1987, Series No. 87-046032 of Official Records, Chicago Title Insurance Company. Landlord and Tenant agree that they are fully bound by the above-named Declaration.

30.  EMISSIONS; STORAGE, USE AND DISPOSAL OF WASTE

30.1 Emissions. Tenant shall not:

     a. Permit any vehicles on the premises to emit exhaust which is in violation of any governmental law, rule, regulation or requirement;

     b. Discharge, emit or permit to be discharged or emitted, any liquid, solid or gaseous matter, or any combination thereof, into the atmosphere, the ground or any body of water, which matter, as reasonably determined by lessor or any governmental entity, does, or may, pollute or contaminate the same, or is, or may become, radioactive or does, or may, adversely effect the (l) health or safety of persons, wherever located, whether on the premises or anywhere else
          (2) condition, use or enjoyment of the premises of any other real or personal property, whether on the premises or anywhere else, or (3) premises or any of the improvements thereto or thereon including buildings, foundations, pipes, utility lines, landscaping or parking areas;

     c. Produce, or permit to be produced, any intense glare, light or heat except within an enclosed or screened area and then only in such manner that the glare, light or heat shall not be discernible from outside the premise;

     d. Create, or permit to be created, any sound pressure level which will interfere with the quiet enjoyment of any real property outside the premises, or which will create a nuisance or violate any governmental law, rule, regulation or requirement;

     e. Create, or permit to be created, any ground vibration that is discernible outside the premises;

     f. Transmit, receive or permit to be transmitted or received, any electromagnetic, microwave or other radiation in which is harmful or hazardous to any person or property in, or about the premises, or anywhere else.

30.2 Storage and Use.

     a. Storage. Subject to the uses permitted and prohibited to Tenant under this Lease, Tenant shall store in appropriate leak proof containers all solid, liquid, or gaseous matter, or any combination thereof, which matter, if discharged or emitted into the atmosphere, the ground or any body of water, does or may (1) pollute or contaminate the same, (2) adversely affect the (i) health or safety of persons, whether on the premise or anywhere else, (ii) condition, use or enjoyment of the premises or any real or personal property, whether on the premises or anywhere else, or (iii) premises or any of the improvements thereto or thereon.

     b. Use. In addition, without Landlord's prior written consent, Tenant shall not use, store or permit to remain on the premises any solid, liquid, or gaseous matter which is, or may become, radioactive. If Landlord does give its consent, Tenant shall store the materials in such a manner that no radioactivity will he detectable outside a designated storage area and Tenant shall use the materials in such a manner that (1) no real or personal property outside the designated storage area shall become contaminated thereby or (2) there are and shall be no adverse effects on the (i) health or safety of persons, whether on the premises or anywhere else, (ii) condition, use or enjoyment of the premises or any real or personal property thereon or therein, (iii) premises or any or the improvements thereto and thereon.

30.3 Disposal of Waste.

     a. Refuse Disposal. Tenant shall not keep any trash, garbage, waste or other refuse on the premises except in sanitary containers and shall regularly and frequently remove same from the premises. Tenant shall keep all incinerators, containers or other equipment used for the storage or disposal of such materials in a clean and sanitary condition.

     b. Sewage Disposal. Tenant shall properly dispose of all sanitary sewage and shall not use the sewage disposal system (1) for the disposal of anything except sanitary sewage or (2) excess of the lesser of the amount (a) reasonably contemplated by the uses permitted under this Lease or (b) permitted by any governmental entity. Tenant shall keep the sewage disposal system free of all obstructions and in good operating condition.

     c. Disposal of Other Waste. Tenant shall properly dispose of all other waste or other matter delivered to, stored upon, located upon or within, used on, or removed from, the premises in such a manner that it does not, and will not, adversely affect the (1) health or safety of persons, wherever located, whether on the premises or the Project,
          (2) condition, use or enjoyment of the premises or any other real or personal property, wherever located, whether on the premises or the Project, or (3) premises or any of the improvements thereto or thereon including buildings, foundations, pipes, utility lines, landscaping or parking areas.

30.4 Compliance with Law. Notwithstanding any other provision in the Lease to the contrary, Tenant shall comply with all laws, statutes, ordinances, regulations, rules and other governmental requirements in complying with its obligations under this lease, and in particular, relating to the storage, use and disposal of hazardous or toxic matter.

30.5 Indemnification. Tenant shall defend, indemnify and hold Landlord harmless from any loss, claim, liability or expense, including attorney's fees and costs, arising out of or in connection with its failure to observe or comply with the provisions of this Lease.

30.6 Storage Requirements: Tenant warrants that it shall not store, shelve, rack, or in any manner keep combustible or flammable objects higher than twelve (12) feet from the finished floor, and any object containing plastic material higher than five (5) feet from the finished floor, with no storage or shelves, or other obstructions above the plastic storage.

                                                   INITIAL

                                                   Leasee /s/ RV
                                                   Lessee /s/ [ILLEGIBLE]

                           BERNAL CORPORATE PARK LEASE
                            FIRST AMENDMENT TO LEASE

         That certain Lease dated October 31, 1991, by and between PATRICIAN ASSOCIATES, INC. a California corporation, and KOLL BERNAL AVENUE ASSOCIATES, a California partnership as tenants in common operating as a joint venture under the name BERNAL AVENUE ASSOCIATES, Landlord, and INTELLIGENT PRODUCTS MARKETING, INC., Tenant for the premises located at 7020 Koll Center Parkway, Suite 100, is amended this 12th day of February, 1996, by amending (or adding as the case may be) the clauses below with the like numbered clauses in the Lease.

BASIC LEASE TERMS

1.h. Term of Lease.

     Commencement Date:               December 9, 1991
     Expiration Date:                 December 8, 2001

     Amount of Extension:             Five (5) Years

4.   Rent

     c. Expenses (add to the end of paragraph)...."the Annual Expense Base as shown in Section 1 shall be $3.10 per square foot on an annual basis or the actual Annual Expense for 1997, whichever is greater."

All other terms and conditions of the above described Lease shall remain in full force and effect.

LANDLORD: BERNAL AVENUE ASSOCIATES, a joint venture

               Patrician Associates, Inc., a California Corporation, and Koll Bernal Avenue Associates, a California general partnership doing business as Bernal Avenue Associates

               PATRICIAN ASSOCIATES, INC., a California Corporation


               BY: /s/ Kurt D. Schaeffer
                  --------------------------
               ITS: Vice President
                   -------------------------

               TENANT:INTELLIGENT PRODUCTS MARKETING, INC.


               BY: /s/ Edward [ILLEGIBLE]
                  --------------------------
               ITS: President
                   -------------------------